UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2105

Fidelity Salem Street Trust
 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210
 (Address of principal executive offices)       (Zip code)

Marc Bryant, Secretary

245 Summer St.

Boston, Massachusetts  02210
(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	January 31

Date of reporting period:	January 31, 2016

Item 1.

Reports to Stockholders

Fidelity® Tax-Free Bond Fund Annual Report January 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended January 31, 2016	Past 1 year	Past 5 years	Past 10 years
Fidelity® Tax-Free Bond Fund	2.43%	6.33%	4.99%

$25,000 Over 10 Years

Let's say hypothetically that $25,000 was invested in Fidelity® Tax-Free Bond Fund on January 31, 2006.

The chart shows how the value of your investment would have changed, and also shows how the Barclays® 3+ Year Non-AMT Municipal Bond Index performed over the same period.

Period Ending Values
$40,665	Fidelity® Tax-Free Bond Fund
$41,244	Barclays® 3+ Year Non-AMT Municipal Bond Index

Management's Discussion of Fund Performance

Market Recap:  Tax-exempt municipal bonds posted a moderate gain for the year ending January 31, 2016, driven by strong demand and limited supply. The Barclays® Municipal Bond Index returned 2.71% for the year. However, the muni market faced a volatile stretch between April and June, when the focus of the market shifted to the credit challenges of a handful of high-profile issuers, including Puerto Rico, New Jersey, Illinois and Chicago. A common theme of unfunded pension liabilities for these issuers overshadowed a generally stable credit environment for state and local governments more broadly. The tax advantages of munis continued to appeal to investors, due to the higher federal income tax rates and 3.8% Medicare tax on non-municipal investment income that took effect in 2013. At period end, investors continued to watch the flow of U.S. economic data for hints as to whether, when and by how much the U.S. Federal Reserve may raise policy interest rates in 2016, on the heels of its quarter-point rate hike in mid-December.

Comments from Lead Portfolio Manager Kevin Ramundo:  For the year, the fund gained 2.43%, lagging the 3.00% advance of the benchmark Barclays® 3+ Year Non-AMT Municipal Bond Index, net of fees. I sought to generate attractive tax-exempt income for the fund and protect shareholder capital. Versus the benchmark, the fund’s overweightings in Illinois general obligation (GO) bonds, as well as securities backed by Chicago and related entities, detracted because these securities lagged the benchmark in response to worries over the issuers’ unfunded pension and retirement health care liabilities, respectively. Conversely, the fund’s larger-than-benchmark exposure to bonds that were advance refunded during the period was a plus. Such refinancings typically result in price gains for bondholders, because the bond’s durations shorten and their credit quality rises, as they are backed by relatively safe U.S. government securities – typically U.S. Treasuries.Within health care, advance refundings were driven by hospital consolidation and/or the desire of hospital management teams to lower debt-service costs.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five States as of January 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Illinois	15.1	14.8
Florida	13.5	13.4
California	13.0	13.9
Texas	8.7	9.5
New York	8.6	8.7

Top Five Sectors as of January 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
General Obligations	30.2	30.5
Health Care	15.4	15.6
Transportation	12.8	10.8
Electric Utilities	11.7	11.1
Escrowed/Pre-Refunded	10.1	11.6

Weighted Average Maturity as of January 31, 2016

6 months ago
Years	6.3	6.3

This is a weighted average of all the maturities of the securities held in a fund. Weighted Average Maturity (WAM) can be used as a measure of sensitivity to interest rate changes and market changes. Generally, the longer the maturity, the greater the sensitivity to such changes. WAM is based on the dollar-weighted average length of time until principal payments must be paid. Depending on the types of securities held in a fund, certain maturity shortening devices (e.g., demand features, interest rate resets, and call options) may be taken into account when calculating the WAM.

Duration as of January 31, 2016

6 months ago
Years	6.8	7.0

Duration is a measure of a security's price sensitivity to changes in interest rates. Duration differs from maturity in that it considers a security's interest payments in addition to the amount of time until the security reaches maturity, and also takes into account certain maturity shortening features (e.g., demand features, interest rate resets, and call options) when applicable. Securities with longer durations generally tend to be more sensitive to interest rate changes than securities with shorter durations. A fund with a longer average duration generally can be expected to be more sensitive to interest rate changes than a fund with a shorter average duration.

Quality Diversification (% of fund's net assets)

As of January 31, 2016
AAA	3.7%
AA,A	79.5%
BBB	7.7%
BB and Below	1.6%
Not Rated	3.3%
Short-Term Investments and Net Other Assets	4.2%

As of July 31, 2015
AAA	4.0%
AA,A	80.6%
BBB	7.5%
BB and Below	1.1%
Not Rated	3.3%
Short-Term Investments and Net Other Assets	3.5%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Investments January 31, 2016

Showing Percentage of Net Assets

Municipal Bonds - 95.6%
	Principal Amount	Value
Alabama - 0.3%
Birmingham Gen. Oblig. Series 2013 A, 0% 3/1/43 (a)	1,400,000	1,465,478
Huntsville Pub. Bldg. Auth. Rev.:
5% 10/1/20	$520,000	$544,440
5% 10/1/20 (Pre-Refunded to 4/1/17 @ 100)	280,000	294,468
5% 10/1/22	655,000	685,628
5% 10/1/22 (Pre-Refunded to 4/1/17 @ 100)	345,000	362,826
Mobile Indl. Dev. Board Poll. Cont. Rev. Bonds Series 2009 E, 1.65%, tender 3/20/17 (b)	585,000	589,727
Montgomery Med. Clinic Facilities 5% 3/1/36	2,450,000	2,704,972
Univ. of Alabama at Birmingham Hosp. Rev. Series 2008 A, 5.75% 9/1/22	1,000,000	1,122,750

TOTAL ALABAMA		7,770,289

Alaska - 0.2%
Alaska Int'l. Arpts. Revs. Series 2016 B:
5% 10/1/31 (c)	1,685,000	1,950,607
5% 10/1/33 (c)	2,200,000	2,521,970

TOTAL ALASKA		4,472,577

Arizona - 1.6%
Arizona Ctfs. of Prtn. Series 2010 A:
5% 10/1/18 (FSA Insured)	1,000,000	1,106,440
5.25% 10/1/20 (FSA Insured)	2,600,000	2,979,054
5.25% 10/1/23 (FSA Insured)	5,000,000	5,713,450
5.25% 10/1/26 (FSA Insured)	1,000,000	1,137,300
5.25% 10/1/28 (FSA Insured)	500,000	566,925
Arizona Health Facilities Auth. Rev. (Banner Health Sys. Proj.):
Series 2007 B, 1.22%, tender 1/1/37 (b)	1,000,000	902,880
Series 2008 D, 5.5% 1/1/38	3,400,000	3,656,564
Arizona School Facilities Board Ctfs. of Prtn. Series 2008, 5.75% 9/1/22 (Pre-Refunded to 9/1/18 @ 100)	5,000,000	5,626,050
Glendale Gen. Oblig. Series 2015, 4% 7/1/21 (FSA Insured)	1,205,000	1,349,010
Goodyear Pub. Impt. Corp. Facilities Rev. Series 2008, 6% 7/1/31	2,000,000	2,230,500
Marana Muni. Property Corp. Facilities Rev. Series 2008 A, 5% 7/1/20	1,520,000	1,668,306
Maricopa County Poll. Cont. Rev. (Southern California Edison Co. Proj.) Series 2000 A, 5% 6/1/35	1,200,000	1,353,288
Maricopa County School District #28 Kyrene Elementary Series 2010 B, 4% 7/1/21	375,000	430,699
McAllister Academic Village LLC Rev. (Arizona State Univ. Hassayampa Academic Village Proj.) Series 2008, 5.25% 7/1/39	1,100,000	1,194,303
Phoenix Civic Impt. Board Arpt. Rev. Series 2015 A, 5% 7/1/45	1,270,000	1,458,913
Phoenix Civic Impt. Corp. District Rev. (Plaza Expansion Proj.) Series 2005 B, 5.5% 7/1/38 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,000,000	6,665,750
Pima County Swr. Sys. Rev. Series 2012 A, 5% 7/1/27	1,000,000	1,189,590
Salt River Proj. Agricultural Impt. & Pwr. District Elec. Sys. Rev.:
Series 2008 A, 5% 1/1/24	1,000,000	1,078,300
Series 2009 A, 5% 1/1/26	300,000	337,572
Salt Verde Finl. Corp. Sr. Gas Rev. Series 2007:
5.25% 12/1/23	2,500,000	3,015,525
5.5% 12/1/29	2,100,000	2,630,838
Scottsdale Indl. Dev. Auth. Hosp. Rev. (Scottsdale Healthcare Proj.) Series 2006 C, 5% 9/1/35 (FSA Insured)	285,000	323,421
Tempe Transit Excise Tax Rev. Series 2008, 5% 7/1/33	1,000,000	1,088,780

TOTAL ARIZONA		47,703,458

California - 13.0%
Bay Area Toll Auth. San Francisco Bay Toll Bridge Rev. Series 2009 F1, 5.625% 4/1/44 (Pre-Refunded to 4/1/19 @ 100)	2,000,000	2,298,580
Cabrillo Cmnty. College District Series B, 0% 8/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,155,000	1,963,593
California Edl. Facilities Auth. Rev.:
(Univ. of Southern California Proj.) Series 2007 A, 4.75% 10/1/37	4,850,000	5,128,148
Series U6, 5% 5/1/45	8,600,000	11,747,170
California Gen. Oblig.:
Bonds 3%, tender 12/1/19 (b)	10,400,000	11,082,552
Series 2006:
5% 9/1/33	845,000	864,714
5% 9/1/33 (Pre-Refunded to 9/1/16 @ 100)	1,555,000	1,597,063
5% 9/1/35 (Pre-Refunded to 9/1/16 @ 100)	155,000	159,193
Series 2007, 5.625% 5/1/20	5,000	5,020
5% 8/1/20	2,745,000	2,868,498
5% 10/1/22	1,500,000	1,718,055
5% 11/1/22 (XL Cap. Assurance, Inc. Insured)	1,100,000	1,186,262
5% 12/1/22	7,810,000	8,451,592
5% 11/1/24	3,000,000	3,232,530
5% 3/1/26 (Pre-Refunded to 3/1/16 @ 100)	1,000,000	1,003,740
5% 3/1/31 (Pre-Refunded to 3/1/16 @ 100)	1,700,000	1,706,290
5% 9/1/31 (Pre-Refunded to 9/1/16 @ 100)	1,200,000	1,231,752
5% 9/1/32 (Pre-Refunded to 9/1/16 @ 100)	1,400,000	1,437,044
5% 9/1/35	60,000	61,382
5.25% 9/1/23	8,500,000	10,305,825
5.25% 12/1/33	35,000	35,124
5.25% 4/1/35	4,300,000	5,130,932
5.25% 3/1/38	2,525,000	2,747,831
5.25% 11/1/40	1,100,000	1,285,449
5.5% 8/1/27	3,200,000	3,569,856
5.5% 8/1/29	4,300,000	4,793,597
5.5% 4/1/30	5,000	5,019
5.5% 3/1/40	600,000	697,164
5.6% 3/1/36	300,000	351,720
6% 3/1/33	5,850,000	6,989,931
6% 4/1/38	3,100,000	3,584,220
6% 11/1/39	11,280,000	13,356,648
6.5% 4/1/33	5,050,000	5,932,791
California Health Facilities Fing. Auth. Rev.:
(Kaiser Permanente Health Sys. Proj.) Series 2006 A, 5.25% 4/1/39	1,000,000	1,007,010
(Providence Health and Svcs. Proj.):
Series C, 6.5% 10/1/38 (Pre-Refunded to 10/1/18 @ 100)	45,000	51,688
6.5% 10/1/38 (Pre-Refunded to 10/1/18 @ 100)	2,155,000	2,478,379
(Stanford Hosp. & Clinics Proj.) Series 2010 B, 5.75% 11/15/31	5,400,000	6,460,884
Series 2013 A, 5% 8/15/52	15,070,000	16,883,675
California Pub. Works Board Lease Rev.:
(Coalinga State Hosp. Proj.) Series 2013 E, 5% 6/1/26	5,265,000	6,372,440
(Office of Emergency Svcs. Proj.) Series 2007 A, 5% 3/1/22	1,000,000	1,044,870
(Porterville Developmental Ctr. Hsg. Expansion and Recreation Complex Proj.) Series 2009 C, 6.25% 4/1/34	2,640,000	3,058,519
(Univ. of California Research Proj.) Series 2006 E, 5.25% 10/1/19 (Pre-Refunded to 10/1/16 @ 100)	2,000,000	2,065,200
(Univ. Proj.) Series 2011 B, 5.25% 10/1/25	6,000,000	7,198,620
(Various Cap. Projs.):
Series 2012 A, 5% 4/1/24	6,500,000	7,850,960
Series 2012 G, 5% 11/1/25	1,500,000	1,807,755
(Various Judicial Council Projects) Series 2011 D:
5% 12/1/22	1,400,000	1,681,960
5% 12/1/23	2,600,000	3,113,968
Series 2009 G1, 5.75% 10/1/30	835,000	964,492
Series 2009 I:
6.125% 11/1/29	500,000	587,480
6.375% 11/1/34	1,400,000	1,665,608
California State Univ. Rev. Series 2009 A:
5.75% 11/1/25	3,330,000	3,829,034
5.75% 11/1/27	5,600,000	6,435,352
6% 11/1/40	5,400,000	6,183,216
California Statewide Cmntys. Dev. Auth. Rev. (St. Joseph Health Sys. Proj.) Series 2007 C, 5.75% 7/1/47 (FGIC Insured)	5,100,000	5,634,378
Carlsbad Unified School District Series 2009 B, 0% 5/1/34 (a)	1,450,000	1,458,352
Fontana Unified School District Gen. Oblig.:
5% 5/1/21 (Assured Guaranty Corp. Insured)	1,880,000	2,104,716
5% 5/1/22 (Assured Guaranty Corp. Insured)	1,840,000	2,059,310
Golden State Tobacco Securitization Corp. Tobacco Settlement Rev. Series 2013 A, 5% 6/1/29	2,500,000	2,934,300
Loma Linda Hosp. Rev. (Loma Linda Univ. Med. Ctr. Proj.) Series 2008 A, 8.25% 12/1/38 (Pre-Refunded to 12/1/17 @ 100)	3,100,000	3,521,228
Long Beach Unified School District Series A, 5.75% 8/1/33	1,450,000	1,676,737
Los Angeles Cmnty. College District Series 2008 A, 6% 8/1/33 (Pre-Refunded to 8/1/19 @ 100)	10,000,000	11,761,900
Los Angeles Muni. Impt. Corp. Lease Rev. Series 2012 C:
5% 3/1/24	2,000,000	2,389,760
5% 3/1/25	1,000,000	1,188,500
Los Angeles Unified School District Series 2002 B, 5% 7/1/22 (Pre-Refunded to 7/1/17 @ 100)	1,200,000	1,274,952
Los Angeles Unified School District Ctfs. of Prtn. Series 2007 A, 5% 10/1/17 (AMBAC Insured)	1,080,000	1,155,989
Los Angeles Wastewtr. Sys. Rev. Series 2009 A:
5.75% 6/1/34	4,450,000	5,119,503
5.75% 6/1/34 (Pre-Refunded to 6/1/19 @ 100)	5,550,000	6,450,321
Madera County Ctfs. of Prtn. (Children's Hosp. Central California Proj.) Series 2010, 5.375% 3/15/36	1,000,000	1,119,260
Marina Coast Wtr. District Ctfs. Prtn. Series 2006, 5% 6/1/31 (Pre-Refunded to 6/1/16 @ 100)	1,500,000	1,522,770
Merced Union High School District Series A, 0% 8/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,455,000	1,291,589
Monterey County Pub. Impt. Corp. Ctfs. of Prtn. Series 2007, 5% 8/1/19 (AMBAC Insured)	1,000,000	1,057,650
Northern California Transmission Agcy. Rev. (California-Oregon Transmission Proj.) Series 2009 A:
5% 5/1/23	2,235,000	2,499,870
5% 5/1/24	1,510,000	1,686,398
Oakland Gen. Oblig.:
Series 2009 B, 6.25% 1/15/39 (Pre-Refunded to 1/15/19 @ 100)	1,000,000	1,158,570
Series 2012, 5% 1/15/27	4,865,000	5,646,611
Oakland Unified School District Alameda County:
Series 2009 A, 6.5% 8/1/20	1,935,000	2,268,226
Series 2015 A:
5% 8/1/27	1,295,000	1,565,901
5% 8/1/28 (FSA Insured)	1,500,000	1,825,095
Oakland-Alameda County Coliseum Auth. (Oakland Coliseum Proj.) Series 2012 A:
5% 2/1/19	1,500,000	1,678,455
5% 2/1/24	2,915,000	3,417,488
Port of Oakland Rev. Series 2007 C, 5% 11/1/17 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,000,000	3,221,070
Poway Unified School District:
(District #2007-1 School Facilities Proj.) Series 2008 A, 0% 8/1/32	1,300,000	737,061
Series B:
0% 8/1/33	4,350,000	2,370,663
0% 8/1/37	8,000,000	3,592,160
0% 8/1/38	4,225,000	1,803,695
0% 8/1/39	7,220,000	2,913,631
0% 8/1/40	1,100,000	419,958
0% 8/1/41	4,900,000	1,776,299
Poway Unified School District Pub. Fing.:
5% 9/1/27	1,050,000	1,237,068
5% 9/1/30	1,370,000	1,564,718
Riverside Swr. Rev. Series 2015 A:
5% 8/1/30	2,880,000	3,482,467
5% 8/1/31	1,630,000	1,961,819
Sacramento City Fing. Auth. Rev. Series A, 0% 12/1/26 (FGIC Insured)	1,600,000	1,165,232
Sacramento Muni. Util. District Elec. Rev. Series 2012 Y, 5% 8/15/28	4,475,000	5,449,342
San Bernardino County Ctfs. of Prtn. (Arrowhead Proj.) Series 2009 A, 5.25% 8/1/26	1,000,000	1,125,750
San Diego Cmnty. College District Series 2011, 0% 8/1/35	3,000,000	1,468,020
San Diego Convention Ctr. Expansion Series 2012 A, 5% 4/15/24	4,470,000	5,282,467
San Diego Pub. Facilities Fing. Auth. Swr. Rev. Series 2009 A, 5.25% 5/15/39	3,000,000	3,363,150
San Diego Unified School District:
Series 2008 C:
0% 7/1/34	1,300,000	671,554
0% 7/1/36	10,050,000	4,707,923
0% 7/1/37	5,105,000	2,280,148
0% 7/1/39	3,500,000	1,410,465
Series 2008 E:
0% 7/1/47 (a)	2,600,000	1,449,812
0% 7/1/49	9,300,000	2,358,387
San Jacinto Unified School District Series 2007, 5.25% 8/1/32 (Pre-Refunded to 8/1/17 @ 100)	1,900,000	2,032,126
San Jose Fing. Auth. Lease Rev. (Civic Ctr. Proj.) Series 2013 A:
5% 6/1/24	1,000,000	1,225,660
5% 6/1/27	1,000,000	1,200,490
5% 6/1/32	10,000,000	11,781,400
San Jose Int'l. Arpt. Rev. Series 2007 B, 5% 3/1/23 (AMBAC Insured)	3,325,000	3,486,728
San Leandro Unified School District Series 2006 B, 6.25% 8/1/33 (Pre-Refunded to 8/1/18 @ 100)	1,700,000	1,929,721
San Marcos Redev. Agcy. Successor Series 2015 A, 5% 10/1/28	2,590,000	3,187,591
San Marcos Unified School District:
Series 2010 A, 5% 8/1/38	1,700,000	1,910,426
Series 2010 B, 0% 8/1/47	3,700,000	984,940
San Mateo County Joint Powers Fing. Auth. Series 2009 A, (Cap. Projects) 5.25% 7/15/23	2,795,000	3,216,402
Santa Monica-Malibu Unified School District Series 1999, 0% 8/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,000,000	936,710
Santa Rosa Wastewtr. Rev. Series 2002 B, 0% 9/1/25 (AMBAC Insured)	1,700,000	1,328,635
Sonoma County Jr. College District Rev. Series 2002, 5% 8/1/28 (FSA Insured)	165,000	165,523
Sweetwater Union High School District Series 2008 A, 5.625% 8/1/47 (FSA Insured)	8,300,000	8,898,430
Univ. of California Revs.:
Series 2009 O:
5.75% 5/15/30 (Pre-Refunded to 5/15/19 @ 100)	5,700,000	6,604,419
5.75% 5/15/34 (Pre-Refunded to 5/15/19 @ 100)	3,060,000	3,545,530
Series O:
5.25% 5/15/39	835,000	933,221
5.25% 5/15/39 (Pre-Refunded to 5/15/19 @ 100)	165,000	187,937
Ventura County Cmnty. College District Series C, 5.5% 8/1/33 (Pre-Refunded to 8/1/18 @ 100)	1,700,000	1,898,288
Washington Township Health Care District Gen. Oblig. Series 2013 B, 5.5% 8/1/38	2,000,000	2,370,820
Washington Township Health Care District Rev.:
Series 2007 A, 5% 7/1/16	535,000	543,597
Series 2009 A:
5.125% 7/1/17	205,000	216,045
5.25% 7/1/18	230,000	250,633
5.5% 7/1/19	390,000	437,939
6% 7/1/29	1,000,000	1,116,510
Series 2010 A, 5.25% 7/1/30	1,900,000	2,034,748
West Contra Costa Unified School District:
(Election of 2005 Proj.) Series B, 5.625% 8/1/35 (Berkshire Hathaway Assurance Corp. Insured)	1,200,000	1,330,728
Series 2012, 5% 8/1/27	5,000,000	5,946,150
Yuba City Unified School District Series A, 0% 9/1/22 (FGIC Insured)	1,000,000	862,020

TOTAL CALIFORNIA		399,114,450

Colorado - 0.5%
Colorado Health Facilities Auth. Retirement Hsg. Rev. (Liberty Heights Proj.):
Series B, 0% 7/15/20 (Escrowed to Maturity)	2,000,000	1,887,100
0% 7/15/22 (Escrowed to Maturity)	4,500,000	4,031,955
Colorado Health Facilities Auth. Rev.:
(Adventist Health Sys./Sunbelt Proj.) Series 2006 D, 5.25% 11/15/27 (Pre-Refunded to 11/15/16 @ 100)	2,000,000	2,074,320
(Valley View Hosp. Proj.) Series 2008, 5.75% 5/15/36	2,640,000	2,883,989
Denver City & County Arpt. Rev. Series 2007 E, 5% 11/15/32 (AMBAC Insured)	1,000,000	1,066,460
E-470 Pub. Hwy. Auth. Rev.:
Series 2000 B, 0% 9/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,400,000	1,271,746
Series 2010 C, 5.375% 9/1/26	1,000,000	1,123,610
Univ. of Colorado Enterprise Sys. Rev. Series 2009 A, 5.5% 6/1/26 (Pre-Refunded to 6/1/19 @ 100)	1,250,000	1,438,075

TOTAL COLORADO		15,777,255

Delaware - 0.5%
Delaware Trans. Auth. (U.S. 301 Proj.) Series 2015, 5% 6/1/55	13,000,000	14,639,040
District Of Columbia - 0.9%
District of Columbia Hosp. Rev.:
(Sibley Memorial Hosp. Proj.) Series 2009, 6.375% 10/1/39 (Pre-Refunded to 10/1/19 @ 100)	5,000,000	5,975,650
Series 2015:
5% 7/15/29	4,000,000	4,856,400
5% 7/15/30	6,495,000	7,841,154
District of Columbia Rev. Series B, 4.75% 6/1/32	800,000	885,496
Metropolitan Washington Arpts. Auth. Dulles Toll Road Rev. Series 2009 B:
0% 10/1/31 (Assured Guaranty Corp. Insured)	5,825,000	3,321,124
0% 10/1/36 (Assured Guaranty Corp. Insured)	5,020,000	2,260,104
0% 10/1/39 (Assured Guaranty Corp. Insured)	10,000,000	3,854,500

TOTAL DISTRICT OF COLUMBIA		28,994,428

Florida - 13.5%
Brevard County School Board Ctfs. of Prtn.:
Series 2007 B, 5% 7/1/24 (Pre-Refunded to 7/1/17 @ 100)	1,000,000	1,061,880
Series 2014, 5% 7/1/27	1,700,000	2,039,099
Series 2015 C:
5% 7/1/25	1,375,000	1,682,313
5% 7/1/27	1,455,000	1,767,854
Broward County Arpt. Sys. Rev. series 2012 Q1, 5% 10/1/22	2,000,000	2,430,800
Broward County School Board Ctfs. of Prtn.:
Series 2007 A, 5% 7/1/16 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,000,000	1,018,910
Series 2012 A, 5% 7/1/24	8,830,000	10,474,764
Series 2015 A:
5% 7/1/24	940,000	1,157,300
5% 7/1/26	3,635,000	4,471,559
Series 2015 B, 5% 7/1/25	1,560,000	1,936,943
Citizens Property Ins. Corp.:
Series 2010 A1, 5% 6/1/16 (FSA Insured)	5,000,000	5,080,450
Series 2011 A1, 5% 6/1/20	1,000,000	1,156,570
Series 2012 A1, 5% 6/1/21	3,100,000	3,665,719
Collier County Indl. Dev. Auth. Healthcare Facilities Rev. (NCH Healthcare Sys. Proj.) Series 2011, 6.25% 10/1/39	8,060,000	9,489,038
Duval County School Board Ctfs. of Prtn. Series 2015 B, 5% 7/1/29	6,380,000	7,650,832
Florida Board of Ed. Lottery Rev. Series 2011 A, 5% 7/1/20	4,300,000	5,032,247
Florida Board of Ed. Pub. Ed. Cap. Outlay:
Series 2006 C, 5% 6/1/29	1,665,000	1,774,091
Series 2011 E, 5% 6/1/24	2,385,000	2,848,620
Series A, 5.5% 6/1/38	700,000	775,005
Florida Dev. Fin. Corp. Healthcare Facility Rev. 6% 2/1/33	2,400,000	2,749,968
Florida Gen. Oblig.:
(Dept. of Trans. Right-of-Way and Bridge Construction Proj.) Series 2008 A, 5.375% 7/1/26	5,675,000	6,098,866
Series 2008 A, 5.25% 7/1/37	1,000,000	1,067,200
Series 2011 B, 5% 7/1/23	3,600,000	4,316,688
Series 2012 A, 5% 7/1/25	3,300,000	3,941,685
Florida Mid-Bay Bridge Auth. Rev.:
Series 2015 A, 5% 10/1/35	2,600,000	2,894,684
Series 2015 C, 5% 10/1/35	2,000,000	2,204,360
Florida Muni. Pwr. Agcy. Rev.:
(St. Lucie Proj.) Series 2012 A, 5% 10/1/26	1,125,000	1,323,731
Series 2009 A, 6.25% 10/1/31	1,000,000	1,175,610
Series 2015 B, 5% 10/1/29	1,250,000	1,510,738
Halifax Hosp. Med. Ctr. Rev.:
4% 6/1/27	585,000	615,707
5% 6/1/24	835,000	972,600
5% 6/1/28	655,000	748,835
5% 6/1/46	1,225,000	1,326,467
Highlands County Health Facilities Auth. Rev. (Adventist Health Sys./Sunbelt, Inc. Prog.) Series 2008 B, 6% 11/15/37	5,000,000	5,784,450
Hillsborough County Indl. Dev. (Tampa Gen. Hosp. Proj.) Series 2006, 5.25% 10/1/41	4,980,000	5,101,612
Hillsborough County Indl. Dev. Auth. Indl. Dev. Rev. (Health Facilities/Univ. Cmnty. Hosp. Proj.) Series 2008 B, 8% 8/15/32 (Pre-Refunded to 8/15/19 @ 101)	1,500,000	1,873,920
Hillsborough County School Board Ctfs. of Prtn. Series 2015 A, 5% 7/1/26	8,000,000	9,788,000
Indian River County School Board Ctfs. of Prtn. Series 2014, 5% 7/1/24	2,600,000	3,178,526
Jacksonville Elec. Auth. Elec. Sys. Rev.:
Series 2012 A, 4% 10/1/23	2,335,000	2,590,706
Series Three 2010 D, 5% 10/1/38	2,800,000	3,142,048
Jacksonville Sales Tax Rev. Series 2012, 5% 10/1/25	2,250,000	2,707,830
Lake County School Board Ctfs. of Prtn. Series 2014 A, 5% 6/1/29 (FSA Insured)	1,500,000	1,766,730
Miami-Dade County Aviation Rev.:
Series 2010 A:
5.5% 10/1/30	1,000,000	1,177,430
5.5% 10/1/41	1,500,000	1,731,045
Series 2010 A1, 5.375% 10/1/35	4,240,000	4,904,408
Series 2014 A, 5% 10/1/37	8,500,000	9,829,995
Series 2014 B, 5% 10/1/34	2,225,000	2,600,936
Miami-Dade County Cap. Asset Acquisition Series 2012 A, 5% 10/1/24	1,000,000	1,205,580
Miami-Dade County Edl. Facilities Rev. (Univ. of Miami Proj.) Series 2008 A, 5.75% 4/1/28 (Pre-Refunded to 4/1/16 @ 100)	1,400,000	1,412,348
Miami-Dade County Expressway Auth.:
Series 2010 A, 5% 7/1/40	3,300,000	3,617,889
Series 2014 A:
5% 7/1/25	1,430,000	1,733,460
5% 7/1/27	1,000,000	1,196,100
5% 7/1/28	2,225,000	2,646,415
5% 7/1/29	1,010,000	1,192,891
5% 7/1/44	18,800,000	21,027,612
Series 2014 B, 5% 7/1/30	2,500,000	2,936,175
Miami-Dade County School Board Ctfs. of Prtn.:
Series 2008 A, 5% 8/1/21 (AMBAC Insured)	1,500,000	1,635,405
Series 2011 B, 5.625% 5/1/31	2,195,000	2,603,643
Series 2014 D:
5% 11/1/22	2,085,000	2,495,203
5% 11/1/23	5,485,000	6,638,057
5% 11/1/24	6,350,000	7,723,315
5% 11/1/25	6,655,000	8,006,431
Series 2015 A, 5% 5/1/29	12,370,000	14,594,621
Series 2015 B:
5% 5/1/27	13,000,000	15,548,650
5% 5/1/28	7,305,000	8,651,458
Series 2016 A, 5% 5/1/32 (c)	10,000,000	11,781,300
Series 2016 B, 5% 8/1/26 (c)	4,505,000	5,543,628
Miami-Dade County Transit Sales Surtax Rev. Series 2012:
5% 7/1/22	765,000	926,507
5% 7/1/42	800,000	910,664
Miami-Dade County Wtr. & Swr. Rev. Series 2008 A, 5.25% 10/1/22 (FSA Insured)	6,000,000	7,429,680
North Brevard County Hosp. District Rev.:
5.75% 10/1/38	915,000	1,000,717
5.75% 10/1/38 (Pre-Refunded to 10/1/18 @ 100)	2,285,000	2,576,383
5.75% 10/1/43	285,000	310,926
5.75% 10/1/43 (Pre-Refunded to 10/1/18 @ 100)	715,000	806,177
Orange County Health Facilities Auth.:
(Orlando Health, Inc.) Series 2009, 5.375% 10/1/23	2,500,000	2,863,050
Series 2012 A, 5% 10/1/42	6,315,000	6,698,952
Series 2012 B, 5% 10/1/42	2,500,000	2,652,000
Orange County School Board Ctfs. of Prtn. Series 2015 C, 5% 8/1/28	5,000,000	6,155,150
Orlando & Orange County Expressway Auth. Rev. Series 2012, 5% 7/1/23	1,150,000	1,404,576
Orlando Utils. Commission Util. Sys. Rev.:
Series 2009 A, 5.25% 10/1/39 (Pre-Refunded to 4/1/19 @ 100)	1,000,000	1,135,930
Series 2009 B, 5% 10/1/33	6,200,000	6,893,842
Series 2012 A, 5% 10/1/24	1,450,000	1,823,187
Series 2013 A:
5% 10/1/24	2,300,000	2,891,951
5% 10/1/25	1,800,000	2,283,066
Palm Beach County Health Facilities Auth. Hosp. Rev. Series 2014, 5% 12/1/31	1,500,000	1,687,110
Palm Beach County School Board Ctfs. of Prtn.:
Series 2014 B:
5% 8/1/22	2,000,000	2,419,240
5% 8/1/23	3,550,000	4,351,484
5% 8/1/24	1,500,000	1,856,550
Series 2015 B:
5% 8/1/23	1,500,000	1,838,655
5% 8/1/24	4,135,000	5,117,890
5% 8/1/25	875,000	1,096,673
Series 2015 D:
5% 8/1/28	1,980,000	2,427,955
5% 8/1/29	6,765,000	8,218,393
5% 8/1/30	6,985,000	8,413,433
5% 8/1/31	7,015,000	8,403,830
Palm Beach County Solid Waste Auth. Rev. Series 2011, 5% 10/1/24	4,000,000	4,814,880
Port Saint Lucie Master Lease Proj. Ctfs. of Prtn. (Muni. Complex Proj.) Series 2008, 6.25% 9/1/27 (Assured Guaranty Corp. Insured)	1,590,000	1,788,003
Putnam County Dev. Auth. Poll. Cont. Rev. Bonds (Seminole Elec. Coop., Inc. Proj.) Series 2007 B, 5.35%, tender 5/1/18 (b)	2,300,000	2,499,985
Saint Lucie County School Board Ctfs. of Prtn. Series 2013 A, 5% 7/1/26	2,515,000	2,963,978
Sarasota County School Board Ctfs. of Prtn. (Master Lease Prog.):
5% 7/1/16	1,315,000	1,340,419
5% 7/1/17	4,385,000	4,653,757
South Florida Wtr. Mgmt. District Ctfs. of Prtn. Series 2015:
5% 10/1/27 (c)	500,000	627,170
5% 10/1/28 (c)	4,000,000	4,972,120
5% 10/1/30 (c)	2,000,000	2,459,600
5% 10/1/32 (c)	3,310,000	4,007,682
South Lake County Hosp. District (South Lake Hosp., Inc.) Series 2009 A, 6% 4/1/29	2,375,000	2,659,098
Tallahassee Health Facilities Rev.:
(Tallahassee Memorial Healthcare, Inc. Proj.) Series 2016 A:
5% 12/1/29 (c)	1,425,000	1,659,370
5% 12/1/36 (c)	1,100,000	1,245,948
Series 2015 A:
4% 12/1/35	1,600,000	1,607,360
5% 12/1/40	1,000,000	1,114,240
Tampa Bay Wtr. Reg'l. Wtr. Supply Auth. Util. Sys. Rev. Series 2011 B:
5% 10/1/19 (Escrowed to Maturity)	1,420,000	1,624,224
5% 10/1/19 (Escrowed to Maturity)	1,305,000	1,495,217
Tampa Tax Allocation (H. Lee Moffitt Cancer Ctr. Proj.) Series 2012 A, 5% 9/1/25	900,000	1,061,370
Volusia County School Board Ctfs. of Prtn.:
(Florida Master Lease Prog.) Series 2016 A:
5% 8/1/30 (Build America Mutual Assurance Insured) (c)	1,160,000	1,399,830
5% 8/1/31 (Build America Mutual Assurance Insured) (c)	1,000,000	1,197,040
(Master Lease Prog.) Series 2014 B, 5% 8/1/22	810,000	984,806

TOTAL FLORIDA		415,599,018

Georgia - 2.8%
Atlanta Wtr. & Wastewtr. Rev.:
Series 2009 A, 6.25% 11/1/39 (Pre-Refunded to 11/1/19 @ 100)	12,700,000	15,196,058
5% 11/1/28	1,500,000	1,843,905
Burke County Indl. Dev. Auth. Poll. Cont. Rev. Bonds:
(Oglethorpe Pwr. Corp. Vogtle Proj.) Series 2013 A, 2.4%, tender 4/1/20 (b)	3,000,000	3,082,770
2.2%, tender 4/2/19 (b)	5,900,000	6,021,599
Colquitt County Dev. Auth. Rev.:
Series A, 0% 12/1/21 (Escrowed to Maturity)	4,120,000	3,824,761
Series C, 0% 12/1/21 (Escrowed to Maturity)	3,000,000	2,785,020
DeKalb County Hosp. Auth. Rev. (DeKalb Med. Ctr., Inc. Proj.) Series 2010:
6% 9/1/30	2,900,000	3,209,285
6.125% 9/1/40	3,665,000	3,997,306
DeKalb County Wtr. & Swr. Rev. Series 2011 A:
5.25% 10/1/36	1,000,000	1,170,190
5.25% 10/1/41	1,900,000	2,187,147
Fulton County Wtr. & Swr. Rev.:
Series 2011, 5% 1/1/23	2,500,000	2,934,775
Series 2013, 5% 1/1/32	10,000,000	11,716,000
Georgia Muni. Elec. Auth. Pwr. Rev.:
(Gen. Resolution Proj.) Series 2008 A, 5.25% 1/1/19	4,000,000	4,491,440
Series C, 5% 1/1/22	2,900,000	3,464,804
Series GG, 5% 1/1/23	1,600,000	1,958,080
Georgia Muni. Gas Auth. Rev. (Gas Portfolio III Proj.):
Series R, 5% 10/1/21	1,225,000	1,456,109
Series S, 5% 10/1/24	1,575,000	1,882,361
Metropolitan Atlanta Rapid Transit Auth. Sales Tax Rev. Third Series 2009 A, 5.25% 7/1/36	4,900,000	5,534,942
Private Colleges & Univs. Auth. Rev.:
(The Savannah College of Art and Design Projs.) Series 2014, 5% 4/1/44	3,700,000	4,115,880
(The Savannah College of Arts and Design Projs.) Series 2014, 5% 4/1/28	2,560,000	2,950,118
Savannah Econ. Dev. Auth. Rev. (Southern Care Corp. Proj.) Series C, 0% 12/1/21 (Escrowed to Maturity)	1,995,000	1,830,732
Valdosta & Lowndes County Hosp. Series 2007, 5% 10/1/24	1,000,000	1,071,400

TOTAL GEORGIA		86,724,682

Hawaii - 0.1%
Honolulu City and County Wastewtr. Sys. Series 2015 A, 5% 7/1/45	3,395,000	3,957,144
Idaho - 0.5%
Idaho Health Facilities Auth. Rev.:
(St. Luke's Health Sys. Proj.) Series 2008 A, 6.75% 11/1/37	1,900,000	2,158,343
(Trinity Health Group Proj.) 2008 B, 6.25% 12/1/33 (Pre-Refunded to 12/1/18 @ 100)	6,300,000	7,248,465
Series 2015 ID:
5.5% 12/1/26	1,200,000	1,540,428
5.5% 12/1/27	3,250,000	4,149,860
5% 12/1/24	500,000	624,030

TOTAL IDAHO		15,721,126

Illinois - 15.1%
Boone & Winnebago County Cmnty. Unit School District 200 Series 2003, 0% 1/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,065,000	982,207
Chicago Board of Ed.:
Series 2008 C:
5.25% 12/1/23	1,060,000	930,309
5.25% 12/1/24	715,000	618,239
Series 2010 F, 5% 12/1/20	570,000	535,452
Series 2011 A:
5.25% 12/1/41	1,510,000	1,193,202
5.5% 12/1/39	2,700,000	2,149,443
Series 2012 A, 5% 12/1/42	1,615,000	1,235,782
Chicago Gen. Oblig.:
(Cap. Impt. Proj.) Series 1999:
0% 1/1/27 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,700,000	1,028,398
0% 1/1/39 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,600,000	1,569,400
(City Colleges Proj.):
Series 1999, 0% 1/1/17 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	4,300,000	4,180,030
0% 1/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	16,330,000	10,445,158
Series 2004 A, 5.25% 1/1/29 (FSA Insured)	210,000	210,174
Series 2007 C, 5% 1/1/30 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	4,905,000	4,996,037
Series 2009 A, 5% 1/1/22	760,000	784,738
Series 2009 C, 5% 1/1/23	1,285,000	1,310,379
Series 2011 A, 5% 1/1/40	625,000	596,463
Series 2012 A, 5% 1/1/33	2,175,000	2,114,448
Series 2012 C, 5% 1/1/23	2,160,000	2,241,518
Series A, 5.5% 1/1/17 (FSA Insured)	1,480,000	1,522,565
5% 1/1/26	685,000	691,055
5% 1/1/27	1,610,000	1,618,581
Chicago O'Hare Int'l. Arpt. Rev.:
Series 2011 C, 6.5% 1/1/41	6,585,000	7,913,129
Series 2013 D, 5% 1/1/27	5,175,000	6,121,042
Chicago Park District Gen. Oblig.:
Series 2013 A:
5.5% 1/1/33	1,000,000	1,146,800
5.75% 1/1/38	2,400,000	2,747,088
Series 2014 B:
5% 1/1/24	1,000,000	1,137,630
5% 1/1/25	1,000,000	1,129,370
Series 2014 C, 5% 1/1/28	2,000,000	2,205,680
Series 2014 D, 5% 1/1/20	1,000,000	1,100,020
Chicago Transit Auth. Series 2014, 5.25% 12/1/49	12,000,000	13,322,520
Chicago Transit Auth. Cap. Grant Receipts Rev. (Fed. Transit Administration Section 5307 Proj.):
Series 2006 A, 5% 6/1/21 (Pre-Refunded to 12/1/16 @ 100)	1,000,000	1,037,370
Series 2008 A:
5.25% 6/1/22 (Assured Guaranty Corp. Insured)	1,200,000	1,279,464
5.25% 6/1/23 (Assured Guaranty Corp. Insured)	1,000,000	1,064,110
Chicago Wtr. Rev. Series 2008:
5.25% 11/1/33	2,300,000	2,424,062
5.25% 11/1/38	9,150,000	9,506,667
Cook County Cmnty. College District Series 2013:
5% 12/1/23	2,000,000	2,375,300
5% 12/1/24	1,000,000	1,175,930
5.25% 12/1/25	1,450,000	1,709,260
Cook County Forest Preservation District Series 2012 C:
5% 12/15/22	1,230,000	1,419,309
5% 12/15/37	1,000,000	1,109,590
Cook County Gen. Oblig.:
Series 2006 B, 5% 11/15/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,000,000	1,056,790
Series 2010 A, 5.25% 11/15/33	13,180,000	13,878,276
Series 2011 A, 5.25% 11/15/28	1,625,000	1,793,204
Series 2012 C:
5% 11/15/23	4,375,000	4,899,694
5% 11/15/24	3,500,000	3,888,010
5% 11/15/25 (FSA Insured)	5,800,000	6,390,904
Des Plaines Pub. Library District 5.5% 1/1/30	4,210,000	4,868,149
Grundy, Kendall & Will County Cmnty. High School District #111 Gen. Oblig.:
Series 2006 A, 5.25% 5/1/24 (Pre-Refunded to 5/1/16 @ 100)	365,000	369,482
Series 2006, 5.25% 5/1/24	1,035,000	1,044,895
Illinois Dev. Fin. Auth. Retirement Hsg. Regency Park Rev. 0% 7/15/23 (Escrowed to Maturity)	5,600,000	4,856,936
Illinois Fin. Auth. Hosp. Rev. (KishHealth Sys. Proj.) Series 2008, 5.75% 10/1/35 (Pre-Refunded to 10/1/18 @ 100)	2,400,000	2,706,048
Illinois Fin. Auth. Rev.:
(Advocate Health Care Proj.) Series 2008 D, 6.5% 11/1/38 (Pre-Refunded to 11/1/18 @ 100)	1,100,000	1,263,361
(Bradley Univ. Proj.) 5% 8/1/20 (XL Cap. Assurance, Inc. Insured)	1,440,000	1,519,704
(Central DuPage Health Proj.) Series 2009 B, 5.375% 11/1/39	2,100,000	2,353,596
(Children's Memorial Hosp. Proj.) Series 2008 A, 5.25% 8/15/33 (Assured Guaranty Corp. Insured)	1,900,000	2,066,041
(Edward Hosp. Obligated Group Proj.) Series 2008 A, 5.5% 2/1/40 (AMBAC Insured)	2,295,000	2,458,289
(Newman Foundation, Inc. Proj.) 5% 2/1/27 (Radian Asset Assurance, Inc. Insured)	1,225,000	1,248,226
(Northwest Cmnty. Hosp. Proj.) Series 2008 A, 5.5% 7/1/38	2,800,000	3,046,792
(Northwestern Memorial Hosp. Proj.) Series 2009 A, 6% 8/15/39	3,700,000	4,297,217
(Palos Cmnty. Hosp. Proj.) Series 2010 C, 5.375% 5/15/30	7,630,000	8,732,459
(Provena Health Proj.):
Series 2009 A, 7.75% 8/15/34	6,060,000	7,272,788
Series 2010 A, 6% 5/1/28	5,300,000	6,095,424
(Rush Univ. Med. Ctr. Proj.):
Series 2009 A, 7.25% 11/1/30 (Pre-Refunded to 11/1/18 @ 100)	1,865,000	2,182,516
Series 2009 C, 6.625% 11/1/39 (Pre-Refunded to 5/1/19 @ 100)	2,300,000	2,708,710
Series 2009 D, 6.625% 11/1/39 (Pre-Refunded to 5/1/19 @ 100)	2,300,000	2,708,710
Series B, 5.75% 11/1/28 (Pre-Refunded to 11/1/18 @ 100)	3,595,000	4,056,059
(Sherman Health Systems Proj.) Series 2007 A, 5.5% 8/1/37 (Pre-Refunded to 8/1/17 @ 100)	6,825,000	7,315,445
(Silver Cross Hosp. and Med. Ctr. Proj.) Series 2008 A:
5.5% 8/15/30	750,000	806,423
6% 8/15/23	1,000,000	1,084,880
(The Carle Foundation Proj.) Series 2009 A, 5.5% 2/15/17 (Assured Guaranty Corp. Insured)	3,825,000	4,003,130
Series 2008 A:
5.625% 1/1/37	9,995,000	10,618,488
6% 2/1/23 (AMBAC Insured)	400,000	439,564
Series 2009 A, 7.25% 11/1/38 (Pre-Refunded to 11/1/18 @ 100)	2,880,000	3,370,320
Series 2009:
6.875% 8/15/38 (Pre-Refunded to 8/15/19 @ 100)	150,000	180,113
7% 8/15/44 (Pre-Refunded to 8/15/19 @ 100)	6,210,000	7,483,485
Series 2010 A:
5.5% 8/15/24	1,050,000	1,173,984
5.75% 8/15/29	700,000	777,385
Series 2012 A:
5% 5/15/19	1,000,000	1,110,340
5% 5/15/23	700,000	824,754
Series 2012:
4% 9/1/32	3,000,000	3,039,780
5% 9/1/22	800,000	932,736
5% 9/1/32	4,000,000	4,438,960
5% 9/1/38	5,400,000	5,915,268
5% 11/15/43	1,640,000	1,765,755
Series 2013:
5% 11/15/24	1,115,000	1,298,473
5% 11/15/27	400,000	454,272
5% 5/15/43	3,700,000	3,843,116
Series 2015 A:
5% 11/15/31	3,500,000	4,115,510
5% 11/15/45	9,545,000	10,679,996
5% 11/15/23	1,845,000	2,250,974
5% 8/15/35	3,340,000	3,769,090
5% 8/15/44	15,400,000	16,998,366
Illinois Gen. Oblig.:
Series 2006:
5% 1/1/19	1,500,000	1,627,065
5.5% 1/1/31	1,000,000	1,183,330
Series 2010:
5% 1/1/21 (FSA Insured)	900,000	990,018
5% 1/1/23 (FSA Insured)	2,100,000	2,296,056
Series 2012 A, 5% 1/1/33	1,700,000	1,799,654
Series 2012:
5% 8/1/19	900,000	988,776
5% 8/1/21	740,000	837,673
5% 3/1/23	1,500,000	1,669,920
5% 8/1/23	1,675,000	1,899,551
5% 3/1/36	1,000,000	1,050,700
Series 2013 A, 5% 4/1/35	900,000	955,512
Series 2013, 5.5% 7/1/38	2,000,000	2,192,040
Series 2014:
5% 2/1/23	1,850,000	2,093,090
5% 2/1/27	1,075,000	1,192,928
5% 4/1/28	580,000	639,972
5% 5/1/32	1,400,000	1,509,648
5.25% 2/1/29	3,900,000	4,372,368
Illinois Health Facilities Auth. Rev. (Delnor-Cmnty. Hosp. Proj.):
Series 2002 A, 5.25% 5/15/22 (FSA Insured)	1,175,000	1,291,372
Series 2002 D, 5.25% 5/15/32 (FSA Insured)	1,000,000	1,082,430
5.25% 5/15/32 (FSA Insured)	590,000	638,634
Illinois Muni. Elec. Agcy. Pwr. Supply Series 2015 A, 5% 2/1/29	10,000,000	11,915,000
Illinois Toll Hwy. Auth. Toll Hwy. Rev.:
Series 2013 A, 5% 1/1/38	20,000,000	22,439,600
Series 2015 A, 5% 1/1/40	6,700,000	7,679,004
Series 2015 B, 5% 1/1/40	3,800,000	4,390,900
Series 2016 A, 5% 12/1/32	6,700,000	7,999,867
Jersey & Greene Counties Cmnty. Unit School District #100 Series 2003, 0% 12/1/18 (FSA Insured)	1,100,000	1,024,221
Joliet School District #86 Gen. Oblig. Series 2002:
0% 11/1/19 (FSA Insured)	2,260,000	2,070,702
0% 11/1/20 (FSA Insured)	3,850,000	3,409,098
Kane & DeKalb Counties Cmnty. Unit School District #302 Series 2004, 0% 2/1/22 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,025,000	4,322,003
Kane, McHenry, Cook & DeKalb Counties Unit School District #300:
0% 12/1/17 (AMBAC Insured)	910,000	885,967
0% 12/1/17 (Escrowed to Maturity)	90,000	88,471
6.5% 1/1/20 (AMBAC Insured)	310,000	370,878
6.5% 1/1/20 (Escrowed to Maturity)	55,000	66,432
6.5% 1/1/20 (Escrowed to Maturity)	535,000	646,205
Lake County Cmnty. Consolidated School District #73 Gen. Oblig. 0% 12/1/16 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	840,000	834,053
Lake County Cmnty. Unit School District #95, Lake Zurich Series 2000 B, 0% 12/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,000,000	2,884,770
McHenry & Kane Counties Cmnty. Consolidated School District #158 Series 2004, 0% 1/1/24 (FSA Insured)	1,600,000	1,290,096
Metropolitan Pier & Exposition:
(McCormick Place Expansion Proj.):
Series 1996 A, 0% 12/15/16 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,255,000	3,208,681
Series 2002 A, 0% 12/15/30 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	11,900,000	6,489,903
Series 2010 B1:
0% 6/15/43 (FSA Insured)	15,500,000	4,255,060
0% 6/15/44 (FSA Insured)	19,125,000	4,966,380
0% 6/15/45 (FSA Insured)	12,145,000	2,998,843
0% 6/15/47 (FSA Insured)	5,660,000	1,255,105
Series 2012 B:
0% 12/15/51	5,900,000	971,258
5% 6/15/52	7,100,000	7,393,940
0% 6/15/16	970,000	965,363
0% 6/15/16 (Escrowed to Maturity)	155,000	154,723
Univ. of Illinois Rev.:
(Auxiliary Facilities Sys. Proj.):
Series 1999 A, 0% 4/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,015,000	1,844,954
Series 2009 A, 5.75% 4/1/38 (Pre-Refunded to 4/1/19 @ 100)	4,870,000	5,599,477
Series 2010 A:
5% 4/1/25	1,700,000	1,922,224
5.25% 4/1/30	1,020,000	1,162,208
Series 2013:
6% 10/1/42	1,935,000	2,268,865
6.25% 10/1/38	1,900,000	2,212,265
Will County Cmnty. Unit School District #365-U:
0% 11/1/16 (Escrowed to Maturity)	420,000	418,005
0% 11/1/16 (FSA Insured)	1,280,000	1,268,749
0% 11/1/18 (Escrowed to Maturity)	945,000	915,724
0% 11/1/18 (FSA Insured)	4,085,000	3,899,541
0% 11/1/19 (Escrowed to Maturity)	1,290,000	1,231,189
0% 11/1/19 (FSA Insured)	8,310,000	7,753,396

TOTAL ILLINOIS		463,114,663

Indiana - 2.9%
Beech Grove School Bldg. Corp. Series 1996, 5.625% 7/5/24 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,875,000	3,345,063
Carlisle-Sullivan Independent School Bldg. Corp. Series 2007, 5% 7/15/20 (Pre-Refunded to 7/15/17 @ 100)	1,000,000	1,063,580
Delaware County Ind. Hosp. Auth. Series 2006, 5.125% 8/1/29 (Pre-Refunded to 8/1/16 @ 100)	1,000,000	1,023,370
Franklin Cmnty. Multi-School Bldg. Corp. 5% 7/15/20 (Pre-Refunded to 7/15/17 @ 100)	1,525,000	1,619,657
Franklin Township Independent School Bldg. Corp., Marion County 5% 7/15/20 (AMBAC Insured)	3,540,000	3,681,458
Hobart Bldg. Corp. Series 2006, 6.5% 1/15/29 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,100,000	3,737,298
Indiana Fin. Auth. Health Sys. Rev. (Sisters of Saint Francis Health Svcs., Inc. Obligated Group Proj.) Series 2009 A, 5.25% 11/1/39	1,700,000	1,896,367
Indiana Fin. Auth. Rev.:
Series 2012:
5% 3/1/25	1,000,000	1,157,230
5% 3/1/30	500,000	562,265
5% 3/1/41	2,590,000	2,811,316
Series 2015 A, 5.25% 2/1/32	2,940,000	3,555,959
Series 2015, 5% 3/1/36	4,500,000	5,085,585
Indiana Fin. Auth. Wastewtr. Util. Rev.:
(CWA Auth. Proj.):
Series 2012 A:
5% 10/1/24	850,000	1,022,372
5% 10/1/37	1,700,000	1,970,538
Series 2014 A:
5% 10/1/25	1,200,000	1,478,520
5% 10/1/26	1,750,000	2,137,538
(CWA Auth. Proj.) Series 2014 A, 5% 10/1/27	1,750,000	2,123,678
(CWA Auth. Proj.) Series 2015 A:
5% 10/1/29	2,295,000	2,737,292
5% 10/1/45	12,700,000	14,396,212
Series 2011 A, 5.25% 10/1/26	1,000,000	1,190,210
Series 2011 B, 5% 10/1/41	2,000,000	2,242,140
Indiana Health & Edl. Facilities Fing. Auth. Rev. (Sisters of St. Francis Health Svcs., Inc. Proj.) Series 2006 E, 5.25% 5/15/41 (FSA Insured)	1,600,000	1,711,696
Indiana Health Facility Fing. Auth. Rev. Bonds (Ascension Health Cr. Group Proj.) Series 2001 A2, 1.6%, tender 2/1/17 (b)	2,800,000	2,829,120
Indiana Muni. Pwr. Agcy. Pwr. Supply Sys. Rev. Series 2011 A, 5% 1/1/21	800,000	942,040
Indiana Trans. Fin. Auth. Hwy. Rev. Series 1993 A, 0% 6/1/17 (AMBAC Insured)	1,000,000	989,060
Indianapolis Local Pub. Impt. Bond Bank (Wtrwks. Proj.) Series 2007 L, 5.25% 7/1/23 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,000,000	1,077,470
Indianapolis Thermal Energy Sys. Series 2010 B, 5% 10/1/19	8,390,000	9,460,900
Jasper County Indl. Poll. Ctl. Rev. (Northern Indiana Pub. Svc. Co. Proj.) Series 1988 C, 5.6% 11/1/16 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,000,000	1,034,470
Lake Central Multi-District School Bldg. Corp. Series 2012 B:
5% 7/15/27	5,000,000	5,880,050
5% 1/15/30	4,300,000	4,961,125
Purdue Univ. Rev. (Student Facilities Sys. Proj.) Series 2009 B, 5% 7/1/27	1,220,000	1,381,918

TOTAL INDIANA		89,105,497

Kansas - 0.5%
Overland Park Sales Tax Spl. Oblig. Rev. Series 2012, 4.375% 12/15/23	1,800,000	1,626,984
Wichita Hosp. Facilities Rev. (Via Christi Health Sys., Inc. Proj.) Series 2009 X, 4% 11/15/18 (Escrowed to Maturity)	400,000	432,852
Wyandotte County/Kansas City Unified Govt. Util. Sys. Rev.:
Series 2012 A, 5% 9/1/26	4,020,000	4,765,228
Series 2016 A:
5% 9/1/40 (c)	3,000,000	3,460,200
5% 9/1/45 (c)	5,125,000	5,865,614

TOTAL KANSAS		16,150,878

Kentucky - 0.7%
Ashland Med. Ctr. Rev. (Ashland Hosp. Corp. d/b/a King's Daughters Med. Ctr. Proj.) Series 2010 B, 5% 2/1/21	1,185,000	1,307,873
Kentucky Econ. Dev. Fin. Auth. Hosp. Rev.:
Series 2010 A, 6% 6/1/30	945,000	1,075,675
Series 2015 A:
4.5% 6/1/46	1,520,000	1,542,496
5.25% 6/1/50	9,270,000	9,932,898
Kentucky Econ. Dev. Fin. Auth. Rev. (Ashland Hosp. Corp. d/b/a King's Daughters Med. Ctr. Proj.) Series 2010 A, 5% 2/1/30	1,605,000	1,694,639
Louisville & Jefferson County Series 2013 A:
5.5% 10/1/33	1,275,000	1,488,818
5.75% 10/1/38	3,105,000	3,643,655
Pikeville Hosp. Rev. (Pikeville Med. Ctr., Inc. Proj.) Series 2011, 6.5% 3/1/41	1,000,000	1,166,240

TOTAL KENTUCKY		21,852,294

Louisiana - 0.9%
Louisiana Citizens Property Ins. Corp. Assessment Rev. Series 2015, 5% 6/1/20	3,750,000	4,311,525
Louisiana Pub. Facilities Auth. Hosp. Rev. (Franciscan Missionaries of Our Lady Health Sys. Proj.) Series 2009, 6.75% 7/1/39 (Pre-Refunded to 7/1/19 @ 100)	800,000	953,576
Louisiana Pub. Facilities Auth. Rev. (Nineteenth Judicial District Court Proj.) Series 2007:
5.375% 6/1/32 (Pre-Refunded to 6/1/17 @ 100)	1,500,000	1,596,225
5.5% 6/1/41 (Pre-Refunded to 6/1/17 @ 100)	4,770,000	5,083,866
New Orleans Gen. Oblig. Series 2012:
5% 12/1/24	2,455,000	2,916,589
5% 12/1/25	2,400,000	2,844,528
Tobacco Settlement Fing. Corp. Series 2013 A:
5% 5/15/23	2,500,000	2,897,475
5.5% 5/15/29	5,000,000	5,509,700

TOTAL LOUISIANA		26,113,484

Maine - 0.2%
Maine Health & Higher Ed. Facilities Auth. Rev. Series 2008 D, 5.75% 7/1/38	1,800,000	1,984,518
Maine Tpk. Auth. Tpk. Rev.:
Series 2007:
5.25% 7/1/27 (Pre-Refunded to 7/1/17 @ 100)	1,065,000	1,134,630
5.25% 7/1/37 (Pre-Refunded to 7/1/17 @ 100)	1,500,000	1,598,070
Series 2015, 5% 7/1/37	1,700,000	2,009,043

TOTAL MAINE		6,726,261

Maryland - 0.4%
Maryland Econ. Dev. Corp. Student Hsg. Rev. (Towson Univ. Proj.) Series A, 5.25% 7/1/24	1,000,000	1,059,540
Maryland Health & Higher Edl. Facilities Auth. Rev.:
(Doctors Cmnty. Hosp. Proj.) Series 2010, 5.75% 7/1/38	1,880,000	2,004,719
(Upper Chesapeake Hosp. Proj.) Series 2008 C:
5.5% 1/1/18 (Escrowed to Maturity)	255,000	270,705
6% 1/1/38 (Pre-Refunded to 1/1/18 @ 100)	4,200,000	4,619,286
Series 2010, 5.625% 7/1/30	1,100,000	1,183,556
Series 2015, 5% 7/1/40	2,000,000	2,201,640

TOTAL MARYLAND		11,339,446

Massachusetts - 0.3%
Massachusetts Dev. Fin. Agcy. Rev.:
Series 2011 I, 6.75% 1/1/36	1,000,000	1,177,020
Series 2015 D, 5% 7/1/44	2,575,000	2,845,375
5.5% 7/1/44	2,600,000	2,808,624
Massachusetts Health & Edl. Facilities Auth. Rev. (CareGroup, Inc. Proj.) Series 2008 E1, 5.125% 7/1/33	1,000,000	1,075,880

TOTAL MASSACHUSETTS		7,906,899

Michigan - 3.3%
Detroit Swr. Disp. Rev.:
Series 2001 E, 5.75% 7/1/31 (Berkshire Hathaway Assurance Corp. Insured) (FGIC Insured)	800,000	878,408
Series 2006 B, 5% 7/1/36 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,300,000	2,315,732
Detroit Wtr. Supply Sys. Rev. Series 2006 B:
6.25% 7/1/36 (FSA Insured)	1,500,000	1,702,785
7% 7/1/36 (FSA Insured)	1,400,000	1,641,304
Lansing Board of Wtr. & Lt. Util. Rev. 5.5% 7/1/41	1,000,000	1,177,510
Lapeer Cmnty. Schools Series 2007, 5% 5/1/33 (FSA Insured)	800,000	856,960
Lincoln Consolidated School District Series 2008, 5% 5/1/19 (FSA Insured)	1,355,000	1,472,451
Michigan Bldg. Auth. Rev.:
(Facilities Prog.) Series 2015 I:
5% 4/15/27	14,000,000	17,296,580
5% 4/15/28	2,000,000	2,453,360
5% 4/15/29	1,500,000	1,828,395
Series IA:
5.375% 10/15/41	1,000,000	1,155,840
5.5% 10/15/45	2,000,000	2,320,280
Michigan Fin. Auth. Rev.:
Series 2012 A:
4.125% 6/1/32 (Pre-Refunded to 6/1/22 @ 100)	2,350,000	2,734,907
5% 6/1/20 (Escrowed to Maturity)	750,000	874,665
5% 6/1/27 (Pre-Refunded to 6/1/22 @ 100)	1,100,000	1,345,696
5% 6/1/39 (Pre-Refunded to 6/1/22 @ 100)	2,400,000	2,936,064
Series 2012:
5% 11/15/36	1,300,000	1,441,609
5% 11/15/42	2,950,000	3,220,574
Series 2013, 5% 8/15/29	3,865,000	4,510,262
Series 2015 MI, 5% 12/1/25	3,000,000	3,750,720
Michigan Gen. Oblig. Series 2007, 5.25% 9/15/21 (FSA Insured)	3,625,000	3,872,624
Michigan Hosp. Fin. Auth. Rev.:
(McLaren Health Care Corp. Proj.) Series 2008 A, 5.75% 5/15/38 (Pre-Refunded to 5/15/18 @ 100)	2,000,000	2,216,780
Series 2008 A1, 6.5% 12/1/33 (Pre-Refunded to 12/1/18 @ 100)	2,720,000	3,148,454
6.5% 12/1/33 (Pre-Refunded to 12/1/18 @ 100)	655,000	757,173
6.5% 12/1/33 (Pre-Refunded to 12/1/18 @ 100)	125,000	142,911
Michigan Muni. Bond Auth. Rev. Series 2009, 5% 10/1/26	4,165,000	4,726,983
Portage Pub. Schools Series 2008, 5% 5/1/23 (FSA Insured)	5,275,000	5,721,160
Royal Oak Hosp. Fin. Auth. Hosp. Rev. (William Beaumont Hosp. Proj.) Series 2009 V, 8.25% 9/1/39 (Pre-Refunded to 9/1/18 @ 100)	900,000	1,068,678
Wayne County Arpt. Auth. Rev.:
Series 2015 D:
5% 12/1/30	1,300,000	1,529,515
5% 12/1/31	2,300,000	2,688,930
5% 12/1/40 (FSA Insured)	3,000,000	3,381,990
Series 2015 G:
5% 12/1/31	1,500,000	1,753,650
5% 12/1/32	1,500,000	1,742,550
5% 12/1/33	2,000,000	2,314,220
Series 2015, 5% 12/1/29	1,600,000	1,896,000
Western Michigan Univ. Rev.:
5.25% 11/15/19 (Assured Guaranty Corp. Insured)	3,015,000	3,359,645
5.25% 11/15/22 (Assured Guaranty Corp. Insured)	4,640,000	5,158,195

TOTAL MICHIGAN		101,393,560

Minnesota - 1.0%
Duluth Independent School District #709 Ctfs. of Prtn. Series 2009 B, 4% 3/1/21	1,765,000	1,842,925
Maple Grove Health Care Facilities Series 2015, 5% 9/1/27	1,285,000	1,476,761
Maple Grove Health Care Sys. Rev. (Maple Grove Hosp. Corp. Proj.) Series 2007, 5.25% 5/1/28	1,000,000	1,042,370
Minneapolis & Saint Paul Metropolitan Arpts. Commission Arpt. Rev. Series 2007 A, 5% 1/1/22	8,845,000	9,204,638
Minneapolis Health Care Sys. Rev.:
6.5% 11/15/38	845,000	944,245
6.5% 11/15/38 (Pre-Refunded to 11/15/18 @ 100)	155,000	177,878
Minnesota Gen. Oblig. 5% 8/1/22 (Pre-Refunded to 8/1/17 @ 100)	40,000	42,577
Minnesota Higher Ed. Facilities Auth. Rev.:
5% 3/1/20	890,000	930,228
5% 3/1/20 (Pre-Refunded to 3/1/17 @ 100)	1,300,000	1,361,932
Saint Paul Hsg. & Redev. Auth. Hosp. Rev. (HealthEast Care Sys. Proj.) Series 2015 A, 5% 11/15/40	700,000	768,663
Southern Minnesota Muni. Pwr. Agcy. Pwr. Supply Sys. Rev. Series 2009 A, 5% 1/1/21 (Pre-Refunded to 1/1/19 @ 100)	1,915,000	2,143,019
St. Louis Park Health Care Facilities Rev. (Park Nicollet Health Svcs. Proj.):
Series 2008 C, 5.5% 7/1/17 (Escrowed to Maturity)	1,225,000	1,308,496
Series 2009, 5.75% 7/1/39 (Pre-Refunded to 7/1/19 @ 100)	6,690,000	7,762,808
St. Paul Hsg. & Redev. Auth. Health Care Facilities Rev. (HealthPartners Oblig. Group Proj.) Series 2006, 5.25% 5/15/36 (Pre-Refunded to 11/15/16 @ 100)	1,000,000	1,037,570

TOTAL MINNESOTA		30,044,110

Missouri - 0.4%
Kansas City Spl. Oblig.:
4% 9/1/18	400,000	429,084
5% 9/1/21	295,000	333,477
5% 9/1/22	500,000	565,400
5% 9/1/23	400,000	452,172
Metropolitan St. Louis Swr. District Wastewtr. Sys. Rev. Series 2008 A, 5.75% 5/1/38 (Pre-Refunded to 5/1/17 @ 100)	1,000,000	1,064,390
Missouri Envir. Impt. & Energy Resources Auth. Wtr. Poll. Cont. & Drinking Wtr. Rev. 5.125% 1/1/21	125,000	125,333
Missouri Health & Edl. Facilities Auth. Edl. Facilities Rev. Series 2015 B:
3.125% 2/1/27	400,000	406,092
3.25% 2/1/28	400,000	406,552
4% 2/1/40	400,000	406,964
5% 2/1/34	3,115,000	3,573,715
5% 2/1/36	1,200,000	1,365,120
5% 2/1/45	1,900,000	2,112,306
Saint Louis County Indl. Dev. Auth. Sr. Living Facilities Rev. (Friendship Village West County Proj.) Series A, 5.25% 9/1/16	940,000	951,139

TOTAL MISSOURI		12,191,744

Nebraska - 0.5%
Central Plains Energy Proj. Rev. (Nebraska Gas Proj.) Series 2007 B, 0.778% 12/1/17 (b)	1,000,000	989,120
Douglas County Hosp. Auth. #2 Health Facilities Rev. 6% 8/15/24	1,080,000	1,167,836
Nebraska Pub. Pwr. District Rev.:
Series 2012 C, 5% 1/1/26	2,550,000	2,743,290
Series 2016 A:
5% 1/1/32 (c)	1,670,000	2,004,735
5% 1/1/34 (c)	1,000,000	1,189,900
Series 2016 B, 5% 1/1/32 (c)	5,000,000	6,002,200

TOTAL NEBRASKA		14,097,081

Nevada - 0.3%
Clark County Wtr. Reclamation District Series 2009 A, 5.25% 7/1/29 (Berkshire Hathaway Assurance Corp. Insured)	1,400,000	1,598,534
Las Vegas Valley Wtr. District Wtr. Impt. Gen. Oblig.:
Series 2011 C, 5% 6/1/24	1,900,000	2,256,383
Series 2012 B, 5% 6/1/42	3,260,000	3,725,952

TOTAL NEVADA		7,580,869

New Hampshire - 0.4%
New Hampshire Bus. Fin. Auth. Rev. Series 2009 A, 6.125% 10/1/39	2,900,000	3,216,100
New Hampshire Health & Ed. Facilities Auth. Rev.:
Series 2007 A, 5% 10/1/37	2,200,000	2,320,978
Series 2012:
4% 7/1/23	1,000,000	1,047,790
4% 7/1/32	900,000	904,527
New Hampshire Tpk. Sys. Rev. Series 2012 B:
5% 10/1/19	2,890,000	3,296,681
5% 2/1/20	1,300,000	1,499,810

TOTAL NEW HAMPSHIRE		12,285,886

New Jersey - 2.3%
New Jersey Ctfs. of Prtn. Series 2009 A:
5.125% 6/15/24	1,500,000	1,630,890
5.25% 6/15/28	1,000,000	1,085,540
New Jersey Econ. Dev. Auth. Rev.:
Series 2011 EE:
5% 9/1/20	1,255,000	1,377,350
5% 9/1/20 (Escrowed to Maturity)	3,395,000	3,974,560
Series 2013:
5% 3/1/23	4,500,000	5,009,265
5% 3/1/24	6,200,000	6,868,546
5% 3/1/25	700,000	765,303
Series 2015 XX, 5% 6/15/26	15,000,000	16,568,550
6% 12/15/34 (Pre-Refunded to 12/15/34 @ 100)	30,000	33,576
New Jersey Health Care Facilities Fing. Auth. Rev. Series 2008, 6.625% 7/1/38	3,700,000	4,098,934
New Jersey Trans. Trust Fund Auth.:
Series 2001 A, 6% 6/15/35	1,300,000	1,489,163
Series 2005 B, 5.25% 12/15/22 (AMBAC Insured)	400,000	454,132
Series 2008 A, 0% 12/15/35	24,090,000	9,048,686
Series 2014 AA, 5% 6/15/24	15,000,000	16,769,100

TOTAL NEW JERSEY		69,173,595

New Mexico - 0.1%
New Mexico Edl. Assistance Foundation Series 2010 A1, 5% 12/1/18	3,000,000	3,336,390
New York - 8.4%
Hudson Yards Infrastructure Corp. New York Rev. Series 2012 A, 5.75% 2/15/47	5,200,000	6,005,220
New York City Gen. Oblig.:
Series 2007 D1:
5.125% 12/1/23	635,000	685,813
5.125% 12/1/23 (Pre-Refunded to 12/1/17 @ 100)	365,000	394,558
Series 2008 A1, 5.25% 8/15/27	2,200,000	2,436,236
Series 2009 I1, 5.625% 4/1/29	1,000,000	1,144,220
Series 2012 A1, 5% 8/1/24	2,720,000	3,229,782
Series 2012 F, 5% 8/1/24	10,525,000	12,595,899
Series 2012 G1, 5% 4/1/25	5,040,000	6,044,774
New York City Indl. Dev. Agcy. Civic Facility Rev. (Polytechnic Univ. NY Proj.) 5.25% 11/1/27 (ACA Finl. Guaranty Corp. Insured)	1,065,000	1,147,889
New York City Indl. Dev. Agcy. Rev.:
(Queens Ballpark Co. LLC Proj.) Series 2006, 5% 1/1/22 (AMBAC Insured)	1,000,000	1,036,740
(Yankee Stadium Proj.) Series 2006, 5% 3/1/31	1,000,000	1,022,160
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev.:
Series 2009 A, 5.75% 6/15/40	5,400,000	6,006,474
Series 2009 CC, 5% 6/15/34	3,585,000	3,904,531
Series 2009 EE, 5.25% 6/15/40	3,300,000	3,724,479
Series 2009 FF 2, 5.5% 6/15/40	4,800,000	5,496,096
Series 2011 EE, 5.375% 6/15/43	22,705,000	26,632,511
Series 2012 EE, 5.25% 6/15/30	6,300,000	7,660,989
Series 2013 EE, 5% 6/15/47	11,710,000	13,447,296
Series 2014 CC, 5% 6/15/47	5,800,000	6,666,346
Series 2015 AA, 5% 6/15/44	8,900,000	10,286,531
New York City Transitional Fin. Auth. Bldg. Aid Rev.:
Series 2009 S2:
6% 7/15/33	6,415,000	7,184,351
6% 7/15/38	13,000,000	14,552,330
Series 2009 S3, 5.25% 1/15/39	8,300,000	9,235,576
Series 2009 S4:
5.5% 1/15/39	1,200,000	1,351,716
5.75% 1/15/39	2,500,000	2,834,175
Series S1:
5% 7/15/24	2,000,000	2,434,300
5% 7/15/27	2,000,000	2,408,340
New York Convention Ctr. Dev. Corp. Rev. Series 2015:
5% 11/15/28	7,205,000	8,871,949
5% 11/15/29	5,000,000	6,117,600
New York Dorm. Auth. Mental Health Svcs. Facilities Impt. Rev. Series 2012 A:
4% 5/15/21	1,500,000	1,711,890
4% 5/15/22	5,000,000	5,750,000
5% 5/15/23	2,000,000	2,422,200
New York Dorm. Auth. Personal Income Tax Rev.:
(Ed. Proj.):
Series 2007 A, 5% 3/15/32 (Pre-Refunded to 3/15/17 @ 100)	3,900,000	4,091,568
Series 2008 B, 5.75% 3/15/36	5,500,000	6,283,200
5% 2/15/34	1,750,000	1,936,445
New York Dorm. Auth. Revs. (New York Univ. Hosp. Ctr. Proj.) Series 2007 B, 5.25% 7/1/24 (Pre-Refunded to 7/1/17 @ 100)	370,000	389,943
New York Metropolitan Trans. Auth. Rev.:
Series 2003 B, 5.25% 11/15/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,000,000	3,462,480
Series 2008 A, 5.25% 11/15/36	4,600,000	4,936,996
Series 2008 C, 6.5% 11/15/28	3,600,000	4,145,328
Series 2012 D, 5% 11/15/25	9,500,000	11,540,980
Series 2012 F, 5% 11/15/24	4,600,000	5,594,888
Series 2014 B, 5.25% 11/15/44	2,215,000	2,579,788
New York Thruway Auth. Gen. Rev. Series 2007 H:
5% 1/1/25	4,000,000	4,306,040
5% 1/1/26	2,500,000	2,688,800
New York Thruway Auth. Second Gen. Hwy. & Bridge Trust Fund Series 2007 A, 5% 4/1/21 (Pre-Refunded to 4/1/17 @ 100)	1,900,000	1,998,857
Rockland County Gen. Oblig. Series 2014 A, 5% 3/1/18 (FSA Insured)	1,825,000	1,966,876
Tobacco Settlement Fing. Corp.:
Series 2011:
5% 6/1/17	4,000,000	4,232,920
5% 6/1/17	3,600,000	3,809,628
Series 2013 B:
5% 6/1/20	4,600,000	4,669,506
5% 6/1/21	2,000,000	2,030,220
Triborough Bridge & Tunnel Auth. Revs. 5% 11/15/22	1,970,000	2,431,670

TOTAL NEW YORK		257,539,104

North Carolina - 1.4%
Nash Health Care Sys. Health Care Facilities Rev.:
Series 2003, 5.5% 11/1/26 (FSA Insured)	1,200,000	1,338,180
Series 2012, 5% 11/1/41	1,630,000	1,774,581
North Carolina Eastern Muni. Pwr. Agcy. Pwr. Sys. Rev. Series 2009 B, 5% 1/1/26 (Pre-Refunded to 1/1/19 @ 100)	3,730,000	4,179,875
North Carolina Med. Care Commission Health Care Facilities Rev. (Rex Healthcare Proj.) Series 2010 A, 5% 7/1/30	2,780,000	3,150,518
North Carolina Muni. Pwr. Agcy. #1 Catawba Elec. Rev.:
Series 2009 A, 5% 1/1/30	1,000,000	1,098,120
Series 2015 A, 5% 1/1/28	3,500,000	4,315,745
Series 2015 C:
5% 1/1/29	8,000,000	9,769,520
5% 1/1/30	10,000,000	12,123,800
Raleigh Durham Arpt. Auth. Arpt. Rev. Series 2010 A, 5% 5/1/32	2,900,000	3,296,575
Randolph County Ctfs. of Prtn. 5% 2/1/20 (Pre-Refunded to 2/1/17 @ 100)	1,500,000	1,567,035

TOTAL NORTH CAROLINA		42,613,949

North Dakota - 0.2%
Cass County Health Care Facilities Rev. (Essentia Health Obligated Group Proj.) Series 2008, 5.125% 2/15/37 (Assured Guaranty Corp. Insured)	1,500,000	1,624,965
McLean County Solid Waste Facilities Rev. (Great River Energy Projects) Series 2010 B, 5.15% 7/1/40	3,700,000	3,983,457

TOTAL NORTH DAKOTA		5,608,422

Ohio - 1.6%
American Muni. Pwr., Inc. Rev.:
(Freemont Energy Ctr. Proj.) Series 2012 B, 5% 2/15/42	900,000	1,006,551
(Prairie State Energy Campus Proj.) Series 2015, 5% 2/15/28	5,900,000	7,033,685
Buckeye Tobacco Settlement Fing. Auth. Series 2007 A1:
5% 6/1/16	1,500,000	1,521,060
5% 6/1/17	1,755,000	1,848,296
Cleveland Gen. Oblig. Series C:
5.25% 11/15/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,090,000	1,213,323
5.25% 11/15/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,050,000	1,205,127
Fairfield County Hosp. Facilities Rev. (Fairfield Med. Ctr. Proj.) Series 2013, 5.25% 6/15/43	5,000,000	5,362,150
Hamilton County Convention Facilities Auth. Rev. Series 2014, 5% 12/1/26	1,900,000	2,277,549
Lake County Hosp. Facilities Rev.:
Series 2015, 5% 8/15/26	1,170,000	1,381,899
6% 8/15/43	400,000	441,000
6% 8/15/43 (Pre-Refunded to 8/15/18 @ 100)	2,100,000	2,369,346
Lucas County Hosp. Rev. (ProMedica Healthcare Oblig. Group Proj.) Series 2011 A, 6.5% 11/15/37	1,900,000	2,349,464
Muskingum County Hosp. Facilities (Genesis Healthcare Sys. Obligated Group Proj.) Series 2013, 5% 2/15/48	4,400,000	4,539,348
Ohio Air Quality Dev. Auth. Rev.:
Bonds (First Energy Nuclear Generation Proj.) Series 2006 A, 3.75%, tender 12/3/18 (b)	7,900,000	8,166,072
Series 2009 C, 5.625% 6/1/18	700,000	751,772
Ohio Tpk. Commission Tpk. Rev. (Infastructure Proj.) Series 2005 A, 0% 2/15/42	5,800,000	2,021,474
Ohio Wtr. Dev. Auth. Poll. Cont. Facilities Rev. Bonds (FirstEnergy Corp. Proj.) Series 2009 A, 5.875%, tender 6/1/16 (b)	4,000,000	4,059,440
Ross County Hosp. Facilities Rev. (Adena Health Sys. Proj.) Series 2008, 5.75% 12/1/35	2,300,000	2,564,155

TOTAL OHIO		50,111,711

Oklahoma - 0.9%
Grand River Dam Auth. Rev. Series 2014 A, 5% 6/1/39	7,000,000	8,074,780
Oklahoma City Pub. Property Auth. Hotel Tax Rev. Series 2015:
5% 10/1/24	1,105,000	1,349,702
5% 10/1/32	1,100,000	1,280,279
Oklahoma Dev. Fin. Auth. Health Sys. Rev. (Integris Baptist Med. Ctr. Proj.) Series C:
5.5% 8/15/20 (Pre-Refunded to 8/15/18 @ 100)	2,000,000	2,231,520
5.5% 8/15/22 (Pre-Refunded to 8/15/18 @ 100)	2,400,000	2,677,824
Oklahoma Dev. Fin. Auth. Rev.:
(Saint John Health Sys. Proj.) Series 2012, 5% 2/15/42	3,625,000	4,007,619
Series 2012:
5% 2/15/21	955,000	1,123,051
5% 2/15/24	1,800,000	2,131,290
Oklahoma Pwr. Auth. Pwr. Supply Sys. Rev. Series 2014 A, 5% 1/1/38	3,705,000	4,280,572
Tulsa County Indl. Auth. Health Care Rev. Series 2006, 5% 12/15/17	1,205,000	1,253,224

TOTAL OKLAHOMA		28,409,861

Oregon - 0.1%
Oregon State Dept. of Administrative Svcs. Lottery Rev. Series 2011 A, 5.25% 4/1/31	1,900,000	2,256,706
Polk Marion & Benton School District # 13J Series B, 0% 12/15/38	2,115,000	931,171
Yamhill County School District #029J Newberg Series 2005, 5.5% 6/15/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,000,000	1,106,720

TOTAL OREGON		4,294,597

Pennsylvania - 1.5%
Allegheny County Hosp. Dev. Auth. Rev. (Univ. of Pittsburgh Med. Ctr. Proj.) Series 2009 A:
4.7% 8/15/19	1,000,000	1,124,050
5% 8/15/20	3,000,000	3,404,370
Centre County Hosp. Auth. Rev. (Mount Nittany Med. Ctr. Proj.) Series 2011, 7% 11/15/46	1,000,000	1,173,170
Mifflin County School District Series 2007, 7.75% 9/1/30 (XL Cap. Assurance, Inc. Insured)	400,000	439,824
Monroeville Fin. Auth. UPMC Rev. Series 2012, 5% 2/15/26	1,700,000	2,105,705
Montgomery County Higher Ed. & Health Auth. Hosp. Rev. (Abington Memorial Hosp. Proj.) Series 2012 A, 5% 6/1/24	1,400,000	1,640,254
Montgomery County Higher Ed. & Health Auth. Rev. Series 2014 A, 5% 10/1/23	2,160,000	2,439,439
Pennsylvania Econ. Dev. Fin. Auth. Unemployment Compensation Rev. Series 2012 B:
5% 7/1/21	1,700,000	1,832,430
5% 1/1/23	305,000	305,631
Pennsylvania Gen. Oblig.:
Second Series 2006, 5% 3/1/20 (Pre-Refunded to 3/1/17 @ 100)	700,000	733,733
Series 2015 1, 5% 3/15/29	8,125,000	9,749,594
Series 2015, 5% 3/15/33	2,460,000	2,892,714
Philadelphia Gas Works Rev.:
(1998 Gen. Ordinance Proj.):
Ninth Series, 5.25% 8/1/40	3,800,000	4,217,734
Seventh Series, 5% 10/1/37 (AMBAC Insured)	2,100,000	2,180,997
5% 8/1/26	1,000,000	1,215,790
5% 8/1/27	1,000,000	1,206,380
5% 8/1/28	2,000,000	2,397,820
Philadelphia Gen. Oblig.:
Series 2008 A, 5.25% 12/15/32 (FSA Insured)	2,500,000	2,733,250
Series 2008 B, 7.125% 7/15/38 (Pre-Refunded to 7/15/16 @ 100)	1,000,000	1,030,250
Southeastern Pennsylvania Trans. Auth. Rev. Series 2011, 5% 6/1/22	1,000,000	1,162,960
Westmoreland County Muni. Auth. Muni. Svc. Rev. Series 2001 A, 0% 8/15/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,500,000	2,288,450

TOTAL PENNSYLVANIA		46,274,545

South Carolina - 4.9%
Greenwood Fifty School Facilities Installment 5% 12/1/21 (Assured Guaranty Corp. Insured)	1,000,000	1,074,340
Scago Edl. Facilities Corp. for Colleton School District:
(School District of Colleton County Proj.) Series 2015, 5% 12/1/24	4,535,000	5,491,930
(School Proj.):
5% 12/1/16 (Escrowed to Maturity)	1,000,000	1,037,370
5% 12/1/18 (Pre-Refunded to 12/1/16 @ 100)	1,880,000	1,950,256
South Carolina Jobs-Econ. Dev. Auth. Econ. Dev. Rev. Series 2013, 5% 11/1/27	2,900,000	3,325,981
South Carolina Jobs-Econ. Dev. Auth. Health Facilities Rev. (Bishop Gadsden Proj.) Series 2007, 5% 4/1/18	1,765,000	1,810,625
South Carolina Pub. Svc. Auth. Rev.:
(Santee Cooper Proj.) Series 2009 B, 5.25% 1/1/39 (Pre-Refunded to 1/1/19 @ 100)	2,700,000	3,040,848
Series 2012 C, 5% 12/1/18	7,000,000	7,778,680
Series 2013 E, 5.5% 12/1/53	14,000,000	15,891,680
Series 2014 A:
5% 12/1/49	29,450,000	32,660,907
5.5% 12/1/54	14,400,000	16,363,872
Series 2014 C, 5% 12/1/46	19,400,000	21,780,574
Series 2015 A, 5% 12/1/50	6,545,000	7,298,199
Series 2015 C, 5% 12/1/21	22,000,000	26,430,800
Series 2015 E, 5.25% 12/1/55	3,000,000	3,406,530
Univ. of South Carolina Athletic Facilities Rev. Series 2008 A, 5.5% 5/1/38	1,590,000	1,740,923

TOTAL SOUTH CAROLINA		151,083,515

South Dakota - 0.2%
South Dakota Health & Edl. Facilities Auth. Rev. Series 2014 B, 5% 11/1/44	5,000,000	5,616,600
Tennessee - 0.1%
Jackson Hosp. Rev.:
5.75% 4/1/41	405,000	439,020
5.75% 4/1/41 (Pre-Refunded to 4/1/18 @ 100)	1,095,000	1,204,172
Knox County Health Edl. & Hsg. Facilities Board Rev. (Univ. Health Sys. Proj.) Series 2007, 5% 4/1/16	1,700,000	1,710,217
Sullivan County Health, Ed. and Hsg. Board (Wellmont Health Sys. Proj.) Series 2006 C, 5.25% 9/1/36	935,000	955,252

TOTAL TENNESSEE		4,308,661

Texas - 8.7%
Aledo Independent School District (School Bldg. Proj.) Series 2006 A, 5% 2/15/43	2,000,000	2,127,200
Austin Cmnty. College District Pub. Facilities Lease Rev. (Round Rock Campus Proj.) Series 2008, 5.5% 8/1/19 (Pre-Refunded to 8/1/18 @ 100)	1,500,000	1,672,980
Bastrop Independent School District Series 2007:
5.25% 2/15/37 (Pre-Refunded to 2/15/17 @ 100)	1,000,000	1,048,470
5.25% 2/15/42 (Pre-Refunded to 2/15/17 @ 100)	3,255,000	3,412,770
Bexar Metropolitan Wtr. District Wtrwks. Sys. Rev.:
5% 5/1/19 (XL Cap. Assurance, Inc. Insured)	1,715,000	1,802,671
5% 5/1/20 (XL Cap. Assurance, Inc. Insured)	1,325,000	1,392,562
Brazosport College District:
5.5% 2/15/33	115,000	125,103
5.5% 2/15/33 (Pre-Refunded to 2/15/18 @ 100)	885,000	969,854
Canyon Reg'l. Wtr. Auth. Contract Rev. (Wells Ranch Proj.) 5% 8/1/21 (AMBAC Insured)	1,670,000	1,771,670
Central Reg'l. Mobility Auth.:
Series 2015 A, 5% 1/1/45	1,000,000	1,125,340
5% 1/1/40	2,000,000	2,260,980
Comal Independent School District Series 1996, 0% 2/1/16	2,235,000	2,235,000
Corpus Christi Util. Sys. Rev. 5% 7/15/23	3,400,000	4,087,242
Crowley Independent School District Series 2006, 5.25% 8/1/33 (Pre-Refunded to 8/1/16 @ 100)	500,000	511,990
Dallas Area Rapid Transit Sales Tax Rev. Series 2008, 5.25% 12/1/38	5,615,000	6,207,270
Dallas Fort Worth Int'l. Arpt. Rev.:
Series 2009 A, 5% 11/1/22	1,500,000	1,550,535
Series 2010 A, 5% 11/1/42	5,200,000	5,765,708
Dallas Independent School District Series 2008, 6.375% 2/15/34 (Pre-Refunded to 2/15/18 @ 100)	500,000	556,215
Dallas Wtrwks. & Swr. Sys. Rev. Series 2008, 5% 10/1/33 (Pre-Refunded to 10/1/18 @ 100)	3,000,000	3,319,320
Freer Independent School District:
Series 2007:
5.25% 8/15/37 (Pre-Refunded to 8/15/17 @ 100)	215,000	230,031
5.25% 8/15/37 (Pre-Refunded to 8/15/17 @ 100)	315,000	334,423
5.25% 8/15/37 (Pre-Refunded to 8/15/17 @ 100)	470,000	502,858
Frisco Independent School District Series 2009, 5.375% 8/15/39 (Assured Guaranty Corp. Insured)	2,610,000	3,000,743
Granbury Independent School District 0% 8/1/19	1,000,000	962,390
Grand Parkway Trans. Corp. Series 2013 B:
5% 4/1/53	27,390,000	30,381,262
5.25% 10/1/51	25,400,000	28,930,346
5.5% 4/1/53	2,300,000	2,543,156
Harris County Cultural Ed. Facilities Fin. Corp. Med. Facilities Rev. (Baylor College of Medicine Proj.) Series 2012 A, 5% 11/15/37	5,200,000	5,769,764
Harris County Gen. Oblig. (Road Proj.) Series 2008 B, 5.25% 8/15/47	11,600,000	12,431,488
Houston Arpt. Sys. Rev. Series 2011 B:
5% 7/1/25	1,460,000	1,708,872
5% 7/1/26	3,000,000	3,501,240
Houston Independent School District Series 2005 A, 0% 2/15/16	2,800,000	2,799,860
Lewisville Independent School District 0% 8/15/18	1,025,000	1,000,431
Liberty Hill Independent School District (School Bldg. Proj.) Series 2006, 5.25% 8/1/35 (Pre-Refunded to 2/1/16 @ 100)	1,000,000	1,000,000
Lower Colorado River Auth. Rev.:
Series 2015 B:
5% 5/15/30	4,500,000	5,360,985
5% 5/15/31	7,200,000	8,512,560
Series 2015 D:
5% 5/15/27	1,500,000	1,810,290
5% 5/15/29	2,150,000	2,561,360
Lubbock Cooper Independent School District:
5.75% 2/15/42 (Pre-Refunded to 2/15/19 @ 100)	4,500,000	5,157,450
6% 2/15/49 (Pre-Refunded to 2/15/19 @ 100)	5,000,000	5,767,850
Mansfield Independent School District 5.5% 2/15/17	15,000	15,058
North Forest Independent School District Series A, 5% 8/15/18 (Pre-Refunded to 8/15/16 @ 100)	2,125,000	2,177,721
North Texas Muni. Wtr. District Reg'l. Wastewtr. Sys. Rev. Series 2008:
5% 6/1/24	1,000,000	1,093,010
5% 6/1/25	2,100,000	2,294,817
North Texas Muni. Wtr. District Wtr. Sys. Rev. Series 2006, 5% 9/1/35 (Pre-Refunded to 9/1/16 @ 100)	1,000,000	1,026,280
North Texas Tollway Auth. Rev.:
Series 2008 I, 6.2% 1/1/42 (Assured Guaranty Corp. Insured)	1,700,000	2,122,552
Series 2009 A, 6.25% 1/1/39	3,000,000	3,413,580
Series 2011 A:
5.5% 9/1/41	5,370,000	6,385,306
6% 9/1/41	2,100,000	2,574,789
Series 2011 D, 5% 9/1/28	4,700,000	5,541,159
Series 2014 A, 5% 1/1/24	2,500,000	3,044,175
Series 2015 B, 5% 1/1/31	7,115,000	8,384,743
6% 1/1/24	150,000	163,592
6% 1/1/25	740,000	806,903
6% 1/1/25 (Pre-Refunded to 1/1/18 @ 100)	5,260,000	5,779,793
Prosper Independent School District Series 2007, 5.375% 8/15/33 (Pre-Refunded to 8/15/17 @ 100)	2,400,000	2,572,344
Rockdale Independent School District 5.25% 2/15/37 (Pre-Refunded to 2/15/16 @ 100)	580,000	580,980
Sam Rayburn Muni. Pwr. Agcy. Series 2012, 5% 10/1/18	600,000	660,858
San Antonio Elec. & Gas Sys. Rev.:
Series 2008, 5% 2/1/24	1,000,000	1,081,900
Series 2012, 5.25% 2/1/25	1,600,000	2,053,440
San Antonio Wtr. Sys. Rev. Series 2012:
5% 5/15/25	3,540,000	4,270,798
5% 5/15/26	7,000,000	8,417,150
Seminole Independent School District Series A, 5% 2/15/21	3,200,000	3,339,392
Tarrant County Cultural Ed. Facilities Fin. Corp. Hosp. Rev.:
(Scott & White Healthcare Proj.) Series 2013 A, 4% 8/15/43	1,005,000	1,032,648
Series 2015, 5% 9/1/30	5,000,000	5,734,950
5.75% 11/15/24 (Pre-Refunded to 11/15/18 @ 100)	785,000	885,927
5.75% 11/15/24 (Pre-Refunded to 11/15/18 @ 100)	1,015,000	1,145,499
Texas Gen. Oblig.:
Series 2006 A, 5% 4/1/29 (Pre-Refunded to 4/1/17 @ 100)	1,020,000	1,072,091
Series 2014 A, 5% 10/1/44	3,000,000	3,476,850
5% 4/1/25 (Pre-Refunded to 4/1/18 @ 100)	130,000	141,616
5% 4/1/25 (Pre-Refunded to 4/1/18 @ 100)	1,370,000	1,492,410
Texas Muni. Pwr. Agcy. Rev.:
0% 9/1/16	3,535,000	3,507,215
0% 9/1/16 (Escrowed to Maturity)	20,000	19,944
0% 9/1/16 (Escrowed to Maturity)	1,505,000	1,500,756
Texas Private Activity Bond Surface Trans. Corp. (LBJ Infrastructure Group LLC IH-635 Managed Lanes Proj.) Series 2010, 7% 6/30/40	2,100,000	2,536,947
Texas Trans. Commission State Hwy. Fund Rev. Series 2007:
5% 4/1/25 (Pre-Refunded to 4/1/17 @ 100)	1,200,000	1,259,844
5% 4/1/26 (Pre-Refunded to 4/1/17 @ 100)	1,525,000	1,601,052
Texas Wtr. Dev. Board Rev. Series 2008 B, 5.25% 7/15/23	1,000,000	1,065,970
Univ. of Texas Board of Regents Sys. Rev.:
Series 2007 F, 4.75% 8/15/27 (Pre-Refunded to 2/15/17 @ 100)	855,000	890,679
4.75% 8/15/27	1,230,000	1,278,204
Waller Independent School District 5.5% 2/15/33	5,100,000	5,569,455

TOTAL TEXAS		268,222,636

Utah - 0.1%
Utah Associated Muni. Pwr. Sys. Rev. Series 2012 A, 5% 9/1/25	1,680,000	1,991,438
Utah Transit Auth. Sales Tax Rev. Series 2008 A, 5.25% 6/15/38 (Pre-Refunded to 6/15/18 @ 100)	1,785,000	1,970,836

TOTAL UTAH		3,962,274

Vermont - 0.1%
Vermont Edl. & Health Bldg. Fin. Agcy. Rev. (Fletcher Allen Health Care Proj.) Series 2004 B, 5.5% 12/1/28 (Pre-Refunded to 6/1/18 @ 100)	3,900,000	4,291,326
Virginia - 0.5%
Fredericksburg Econ. Dev. Auth. Rev. 5% 6/15/26	1,960,000	2,254,333
Louisa Indl. Dev. Auth. Poll. Cont. Rev. Bonds Series 2008 B, 2.15%, tender 9/1/20 (b)	6,000,000	6,161,160
Univ. of Virginia Gen. Rev. Series 2015 A, 5% 4/1/45	3,000,000	3,553,920
Virginia College Bldg. Auth. Edl. Facilities Rev. Series 2015 A, 5% 1/1/40	1,400,000	1,626,996
Winchester Econ. Dev. Auth. Series 2015, 5% 1/1/44	2,500,000	2,818,400

TOTAL VIRGINIA		16,414,809

Washington - 2.2%
Chelan County Pub. Util. District #1 Columbia River-Rock Island Hydro-Elec. Sys. Rev. Series A, 0% 6/1/28 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,200,000	839,412
Kent Spl. Events Ctr. Pub. Facilities District Rev. Series 2008, 5.25% 12/1/32 (FSA Insured)	3,000,000	3,285,300
King County Swr. Rev.:
Series 2008, 5.75% 1/1/43 (Pre-Refunded to 1/1/18 @ 100)	7,700,000	8,432,193
Series 2009, 5.25% 1/1/42	1,000,000	1,110,950
Spokane Pub. Facilities District Hotel/Motel Tax & Sales/Use Tax Rev. Series 2013 B, 5% 12/1/26	3,880,000	4,608,509
Tobacco Settlement Auth. Rev. Series 2013, 5% 6/1/22	3,500,000	4,057,900
Washington Gen. Oblig.:
Series 1999 S2, 0% 1/1/19 (FSA Insured)	10,000,000	9,696,900
Series C, 0% 6/1/21 (AMBAC Insured)	5,000,000	4,634,450
Washington Health Care Facilities Auth. Rev.:
(Catholic Health Initiatives Proj.) Series 2008 D, 6.375% 10/1/36	7,000,000	7,894,600
(MultiCare Health Sys. Proj.):
Series 2008 B, 6% 8/15/39 (Pre-Refunded to 8/15/19 @ 100)	1,500,000	1,761,450
Series 2010 A, 5.25% 8/15/20	2,325,000	2,645,455
(Overlake Hosp. Med. Ctr. Proj.) Series 2010, 5.5% 7/1/30	3,800,000	4,402,338
(Providence Health Systems Proj.):
Series 2006 D, 5.25% 10/1/33	1,500,000	1,644,255
Series 2012 A, 5% 10/1/24	6,700,000	8,086,699
(Seattle Children's Hosp. Proj.) Series 2009, 5.625% 10/1/38 (Pre-Refunded to 10/1/19 @ 100)	2,200,000	2,565,728
Series 2015, 5% 1/1/26	2,000,000	2,393,040

TOTAL WASHINGTON		68,059,179

West Virginia - 0.4%
West Virginia Econ. Dev. Auth. Solid Waste Disp. Facilities Rev. Bonds 1.9%, tender 4/1/19 (b)	4,310,000	4,340,342
West Virginia Hosp. Fin. Auth. Hosp. Rev.:
(West Virginia United Health Sys. Proj.) Series 2008 E, 5.625% 6/1/35	1,300,000	1,444,456
(West Virginia Univ. Hospitals, Inc. Proj.) Series 2003 D, 5.5% 6/1/33 (FSA Insured)	1,000,000	1,109,440
West Virginia Univ. Revs. (West Virginia Univ. Projs.) Series 2014 A:
4% 10/1/44	1,500,000	1,561,260
5% 10/1/44	2,900,000	3,303,796

TOTAL WEST VIRGINIA		11,759,294

Wisconsin - 1.0%
Evansville Cmnty. School District 5% 4/1/16 (FSA Insured)	1,000,000	1,007,610
Wisconsin Health & Edl. Facilities:
Series 2014:
4% 5/1/33	1,475,000	1,471,283
5% 5/1/23	1,410,000	1,583,543
5% 5/1/25	775,000	864,644
Series 2015, 5% 12/15/44	10,000,000	11,094,300
Wisconsin Health & Edl. Facilities Auth. Rev.:
(Agnesian HealthCare, Inc. Proj.):
Series 2010:
5.5% 7/1/40	1,000,000	1,130,790
5.75% 7/1/30	1,000,000	1,160,770
Series 2013 B:
5% 7/1/26	750,000	879,990
5% 7/1/36	1,900,000	2,137,348
(Children's Hosp. of Wisconsin Proj.) Series 2008 A, 5.25% 8/15/23	2,000,000	2,218,480
(Marshfield Clinic Proj.) Series A, 5.375% 2/15/34	1,000,000	1,001,720
Series 2012:
5% 10/1/24	1,400,000	1,666,448
5% 6/1/27	1,000,000	1,157,490
5% 8/15/32	1,000,000	1,127,970
5% 6/1/39	1,190,000	1,295,410

TOTAL WISCONSIN		29,797,796

Wyoming - 0.1%
Campbell County Solid Waste Facilities Rev. (Basin Elec. Pwr. Coop. - Dry Fork Station Facilities Proj.) Series 2009 A, 5.75% 7/15/39	2,600,000	2,972,996
TOTAL MUNICIPAL BONDS
(Cost $2,721,446,514)		2,934,227,399

Municipal Notes - 0.6%
Kentucky - 0.2%
Kentucky Pub. Trans. BAN Series 2013 A, 5% 7/1/17	5,240,000	$5,509,388
Louisiana - 0.2%
Saint James Parish Gen. Oblig. (Nucor Steel Louisiana LLC Proj.):
Series 2010 A1, 0.4% 2/5/16, VRDN (b)	3,000,000	3,000,000
Series 2010 B1, 0.35% 2/5/16, VRDN (b)	2,500,000	2,500,000

TOTAL LOUISIANA		5,500,000

New York - 0.2%
Rockland County Gen. Oblig. TAN 2% 3/16/16	7,000,000	7,012,250
TOTAL MUNICIPAL NOTES
(Cost $17,983,349)		18,021,638
TOTAL INVESTMENT PORTFOLIO - 96.2%
(Cost $2,739,429,863)		2,952,249,037
NET OTHER ASSETS (LIABILITIES) - 3.8%		116,781,229
NET ASSETS - 100%		$3,069,030,266

Security Type Abbreviations

VRDN – Variable Rate Demand Note (A debt instrument that is payable upon demand, either daily, weekly or monthly)

BAN – BOND ANTICIPATION NOTE

TAN – TAX ANTICIPATION NOTE

Legend

 (a) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

General Obligations	30.2%
Health Care	15.4%
Transportation	12.8%
Electric Utilities	11.7%
Escrowed/Pre-Refunded	10.1%
Water & Sewer	7.3%
Others* (Individually Less Than 5%)	12.5%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		January 31, 2016
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $2,739,429,863)		$2,952,249,037
Cash		144,820,839
Receivable for fund shares sold		4,483,923
Interest receivable		30,988,733
Prepaid expenses		5,099
Other receivables		5,364
Total assets		3,132,552,995
Liabilities
Payable for investments purchased on a delayed delivery basis	$56,108,575
Payable for fund shares redeemed	2,254,192
Distributions payable	4,471,773
Accrued management fee	393,137
Other affiliated payables	230,281
Other payables and accrued expenses	64,771
Total liabilities		63,522,729
Net Assets		$3,069,030,266
Net Assets consist of:
Paid in capital		$2,856,423,053
Undistributed net investment income		65,070
Accumulated undistributed net realized gain (loss) on investments		(277,031)
Net unrealized appreciation (depreciation) on investments		212,819,174
Net Assets, for 260,858,210 shares outstanding		$3,069,030,266
Net Asset Value, offering price and redemption price per share ($3,069,030,266 ÷ 260,858,210 shares)		$11.77

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended January 31, 2016
Investment Income
Interest		$107,680,426
Expenses
Management fee	$10,474,808
Transfer agent fees	2,155,194
Accounting fees and expenses	504,987
Custodian fees and expenses	30,373
Independent trustees' compensation	11,828
Registration fees	151,027
Audit	56,190
Legal	21,071
Miscellaneous	35,740
Total expenses before reductions	13,441,218
Expense reductions	(6,212,158)	7,229,060
Net investment income (loss)		100,451,366
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		8,687,178
Total net realized gain (loss)		8,687,178
Change in net unrealized appreciation (depreciation) on investment securities		(37,166,412)
Net gain (loss)		(28,479,234)
Net increase (decrease) in net assets resulting from operations		$71,972,132

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended January 31, 2016	Year ended January 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$100,451,366	$91,073,536
Net realized gain (loss)	8,687,178	4,113,104
Change in net unrealized appreciation (depreciation)	(37,166,412)	157,531,985
Net increase (decrease) in net assets resulting from operations	71,972,132	252,718,625
Distributions to shareholders from net investment income	(100,420,307)	(91,421,218)
Distributions to shareholders from net realized gain	(4,066,945)	(202,805)
Total distributions	(104,487,252)	(91,624,023)
Share transactions
Proceeds from sales of shares	903,464,481	808,319,526
Reinvestment of distributions	54,628,572	47,194,116
Cost of shares redeemed	(779,047,770)	(354,083,646)
Net increase (decrease) in net assets resulting from share transactions	179,045,283	501,429,996
Redemption fees	27,024	21,802
Total increase (decrease) in net assets	146,557,187	662,546,400
Net Assets
Beginning of period	2,922,473,079	2,259,926,679
End of period (including undistributed net investment income of $65,070 and undistributed net investment income of $91,897, respectively)	$3,069,030,266	$2,922,473,079
Other Information
Shares
Sold	77,866,216	69,908,054
Issued in reinvestment of distributions	4,701,141	4,080,402
Redeemed	(67,085,564)	(30,748,378)
Net increase (decrease)	15,481,793	43,240,078

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Tax-Free Bond Fund

Years ended January 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$11.91	$11.18	$11.73	$11.45	$10.42
Income from Investment Operations
Net investment income (loss)A	.401	.414	.425	.411	.436
Net realized and unrealized gain (loss)	(.124)	.734	(.551)	.276	1.033
Total from investment operations	.277	1.148	(.126)	.687	1.469
Distributions from net investment income	(.401)	(.417)	(.424)	(.407)	(.439)
Distributions from net realized gain	(.016)	(.001)	–	–B	–
Total distributions	(.417)	(.418)	(.424)	(.407)	(.439)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$11.77	$11.91	$11.18	$11.73	$11.45
Total ReturnC	2.43%	10.45%	(1.03)%	6.09%	14.40%
Ratios to Average Net AssetsD,E
Expenses before reductions	.46%	.46%	.47%	.47%	.47%
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25%
Expenses net of all reductions	.25%	.25%	.25%	.25%	.25%
Net investment income (loss)	3.46%	3.59%	3.77%	3.54%	4.01%
Supplemental Data
Net assets, end of period (000 omitted)	$3,069,030	$2,922,473	$2,259,927	$2,495,456	$2,234,040
Portfolio turnover rateF	9%	5%	14%	5%	8%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended January 31, 2016

1. Organization.

Fidelity Tax-Free Bond Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, capital loss carryforwards and losses deferred due to wash sales.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$215,407,913
Gross unrealized depreciation	(2,679,246)
Net unrealized appreciation (depreciation) on securities	$212,728,667
Tax Cost	$2,739,520,370

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation) on securities and other investments	$212,728,667

The tax character of distributions paid was as follows:

	January 31, 2016	January 31, 2015
Tax-exempt Income	$ 100,420,307	$ 91,421,218
Ordinary Income	–	202,805
Long-term Capital Gains	4,066,945	–
Total	$104,487,252	$ 91,624,023

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to .50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other short-term securities, aggregated $571,410,371 and $262,737,144, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .36% of the Fund's average net assets.

Transfer Agent Fees. Pursuant to the transfer agent contract approved by the Board of Trustees effective May 1, 2015, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Fund. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to an annual rate of .07% of average net assets.

Prior to May 1, 2015, Citibank, N.A. was the transfer, dividend disbursing and shareholder servicing agent for the Fund. Prior to May 8, 2015, Citibank, N.A. was the custodian for the Fund.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

5. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,146 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

6. Expense Reductions.

The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .25% of average net assets. This reimbursement will remain in place through March 31, 2017. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $6,169,852.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $29,922.

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $12,384.

7. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Salem Street Trust and the Shareholders of Fidelity Tax-Free Bond Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Tax-Free Bond Fund (the Fund), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of January 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2016, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Tax-Free Bond Fund as of January 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
March 16, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Elizabeth S. Acton, John Engler, and Geoffrey A. von Kuhn, each of the Trustees oversees 239 funds. Ms. Acton and Mr. Engler each oversees 234 funds. Mr. von Kuhn oversees 163 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income, sector and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as President (2013-present) and Chief Executive Officer (2014-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present), Chairman and Director of FMR (investment adviser firm, 2011-present), and the Vice Chairman and Director (2007-present) of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Geoffrey A. von Kuhn (1951)

Year of Election or Appointment: 2015

Trustee

Mr. von Kuhn also serves as Trustee or Member of the Advisory Board of other Fidelity funds. Mr. von Kuhn is Chief Administrative Officer for FMR LLC (diversified financial services company, 2013-present), a Director of Pembroke Real Estate, Inc. (2009-present), and a Director of Discovery Natural Resources LLC (2012-present). Previously, Mr. von Kuhn was a managing director of Crosby Group (private wealth management company, 2007-2013), a member of the management committee and senior executive in the Wealth Management Group of AmSouth Bank (2001-2006), and head of the U.S. private bank at Citigroup (2000-2001).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. He serves as president of the Business Roundtable (2011-present), and on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland and Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present), AGL Resources, Inc. (holding company, 2002-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008) and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (1940)

Year of Election or Appointment: 2007

Trustee

Mr. Keyes also serves as Trustee of other Fidelity® funds. Mr. Keyes serves as a member of the Board and Non-Executive Chairman of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, since 2002). Previously, Mr. Keyes served as a member of the Board of Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-2013). Prior to his retirement, Mr. Keyes served as Chairman (1993-2002) and Chief Executive Officer (1988-2002) of Johnson Controls (automotive, building, and energy) and as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of other Fidelity® funds (2008-2009).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2009

Assistant Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Christine J. Thompson (1958)

Year of Election or Appointment: 2015

Vice President of Fidelity's Bond Funds

Ms. Thompson also serves as Vice President of other funds. Ms. Thompson also serves as Chief Investment Officer of FMR's Bond Group (2010-present) and is an employee of Fidelity Investments (1985-present). Previously, Ms. Thompson served as Vice President of Fidelity's Bond Funds (2010-2012).

Michael H. Whitaker (1967)

Year of Election or Appointment: 2008

Chief Compliance Officer

Mr. Whitaker also serves as Chief Compliance Officer of other funds. Mr. Whitaker also serves as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2014-present), FMR (investment adviser firm, 2014-present), and Fidelity Investments Money Management, Inc. (investment adviser firm, 2014-present) and is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2015 to January 31, 2016).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value August 1, 2015	Ending Account Value January 31, 2016	Expenses Paid During Period-B August 1, 2015 to January 31, 2016
Actual	.25%	$1,000.00	$1,038.30	$1.28
Hypothetical-C		$1,000.00	$1,023.95	$1.28

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

During fiscal year ended 2016, 100% of the fund's income dividends was free from federal income tax, and 0% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended January 31, 2016, $4,421,888, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Tax-Free Bond Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in January 2015.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Tax-Free Bond Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expense ratio ranked below its competitive median for 2014.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's voluntary waiver of its fees to maintain minimum yields for certain money market funds and classes as well as contractual waivers in place for certain funds; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) Fidelity's long-term expectations for its offerings in the workplace investing channel; (ix) new developments in the retail and institutional marketplaces; and (x) the impact of money market reform on Fidelity's money market funds. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Proxy Voting Results

A special meeting of shareholders was held on May 12, 2015. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.
	# of Votes	% of Votes
Elizabeth S. Acton
Affirmative	61,921,649,981.98	98.179
Withheld	1,149,130,950.43	1.821
TOTAL	63,070,780,932.41	100.000
John Engler
Affirmative	61,778,440,926.44	97.951
Withheld	1,292,340,005.97	2.049
TOTAL	63,070,780,932.41	100.000
Albert R. Gamper, Jr.
Affirmative	61,805,239,593.17	97.994
Withheld	1,265,541,339.24	2.006
TOTAL	63,070,780,932.41	100.000
Robert F. Gartland
Affirmative	61,909,060,793.30	98.159
Withheld	1,161,720,139.11	1.841
TOTAL	63,070,780,932.41	100.000
Abigail P. Johnson
Affirmative	61,831,426,646.33	98.035
Withheld	1,239,354,286.08	1.965
TOTAL	63,070,780,932.41	100.000
Arthur E. Johnson
Affirmative	61,826,257,235.03	98.027
Withheld	1,244,523,697.38	1.973
TOTAL	63,070,780,932.41	100.000
Michael E. Kenneally
Affirmative	61,910,447,307.24	98.161
Withheld	1,160,333,625.17	1.839
TOTAL	63,070,780,932.41	100.000
James H. Keyes
Affirmative	61,814,922,622.56	98.009
Withheld	1,255,858,309.85	1.991
TOTAL	63,070,780,932.41	100.000
Marie L. Knowles
Affirmative	61,835,805,142.42	98.042
Withheld	1,234,975,789.99	1.958
TOTAL	63,070,780,932.41	100.000
Geoffrey A. von Kuhn
Affirmative	61,865,213,834.84	98.089
Withheld	1,205,567,097.57	1.911
TOTAL	63,070,780,932.41	100.000
Proposal 1 reflects trust wide proposal and voting results.

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Fidelity® Series 1000 Value Index Fund Fidelity® Series 1000 Value Index Fund Class F Annual Report January 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544, or for Class F, call 1-800-835-5092, to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended January 31, 2016	Past 1 year	Life of FundA
Fidelity® Series 1000 Value Index Fund	(4.98)%	3.38%
Class F	(4.92)%	3.43%

 A From November 7, 2013

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series 1000 Value Index Fund, a class of the fund, on November 7, 2013, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

Period Ending Values
$10,771	Fidelity® Series 1000 Value Index Fund
$10,943	Russell 1000® Value Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -0.67% for the 12 months ending January 31, 2016. U.S. stocks suffered a steep decline in August and September 2015 over worries about China’s slowing economic growth. Equities sharply reversed course in October, lifted by the U.S. Federal Reserve’s decision to put off raising near-term interest rates until mid-December – further encouraged by an interest rate cut in China and economic stimulus in Europe – only to face renewed fear in the new year. Concern about continued declines in the price of oil, relative strength of the U.S. dollar and fresh worries about China and the Middle East pushed the S&P 500® to its worst January since 2009. Overall, growth-oriented and large-cap stocks fared far better than their value and small-cap counterparts. The tech-heavy Nasdaq Composite Index® gained 0.70% for the year; the Russell 2000® Index, -9.92%. Sector results in the broad S&P 500® saw only four of 10 gain ground. Despite increased competitive pressure among wireless carriers, telecommunication services (+12%) led the way. The consumer staples (+8%) and discretionary (+8%) sectors benefited from rising personal income and low inflation. Information technology (+5%) outpaced the broad market amid strong fundamentals. Energy (-20%) was the worst-performing sector, hurt by depressed commodity prices that also affected materials (-16%).

Comments from Patrick Waddell, Senior Portfolio Manager of the Geode Capital Management, LLC, investment management team for Fidelity® Series 1000 Value Index Fund:   For the year, the fund’s share classes had a negative return, closely in line with the -5.00% return for the benchmark Russell 1000® Value Index. Many of the fund’s biggest individual detractors were, not surprisingly, energy stocks caught up in the sector’s turmoil. As oil prices plunged, pipeline operator Kinder Morgan (-58%); integrated energy giants Exxon Mobil (-8%), ConocoPhillips (-35%) and Chevron (-12%); and oil and gas exploration and production company Anadarko Petroleum (-51%) performed poorly. Elsewhere, positions in Qualcomm, a manufacturer of mobile communications technology, and insurance-focused conglomerate Berkshire Hathaway, meaningfully lagged. On the positive side, the top absolute individual contributor was industrial conglomerate General Electric, which saw its stock rise 26%, as the company continued to divest its financials businesses. Shares of software company Microsoft also performed well, rising 40%, due partly to stronger-than-expected financial results cheered by investors. Other notable contributors included bank stock JPMorgan Chase, telecommunication services provider AT&T and medical products company Johnson & Johnson.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of January 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	3.5	3.2
General Electric Co.	2.9	2.5
Johnson & Johnson	2.7	2.3
Wells Fargo & Co.	2.5	2.6
Berkshire Hathaway, Inc. Class B	2.4	2.4
Procter & Gamble Co.	2.4	2.0
JPMorgan Chase& Co.	2.4	2.4
Microsoft Corp.	2.1	1.6
Pfizer, Inc.	2.0	2.1
AT&T, Inc.	2.0	1.7
	24.9

Market Sectors as of January 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	29.1	30.1
Energy	12.6	13.0
Health Care	12.1	12.1
Information Technology	11.5	10.9
Industrials	10.2	9.9
Consumer Staples	7.5	6.8
Utilities	6.9	5.8
Consumer Discretionary	5.1	5.3
Telecommunication Services	2.8	2.4
Materials	2.4	2.8

Investments January 31, 2016

Showing Percentage of Net Assets

Common Stocks - 100.2%
	Shares	Value
CONSUMER DISCRETIONARY - 5.1%
Auto Components - 0.3%
Gentex Corp.	25,824	$353,531
Johnson Controls, Inc.	90,363	3,241,321
Lear Corp.	3,319	344,612
The Goodyear Tire & Rubber Co.	47,941	1,362,004
		5,301,468
Automobiles - 1.1%
Ford Motor Co.	689,336	8,230,672
General Motors Co.	283,543	8,404,215
Harley-Davidson, Inc. (a)	15,115	604,600
		17,239,487
Distributors - 0.0%
Genuine Parts Co.	1,923	165,705
Diversified Consumer Services - 0.0%
Graham Holdings Co.	608	294,692
H&R Block, Inc.	2,710	92,276
		386,968
Hotels, Restaurants & Leisure - 0.6%
ARAMARK Holdings Corp.	2,881	92,048
Carnival Corp. unit	74,974	3,608,499
Darden Restaurants, Inc.	17,873	1,127,071
Hyatt Hotels Corp. Class A (a)(b)	5,928	229,295
International Game Technology PLC	5,397	78,095
MGM Mirage, Inc. (b)	73,259	1,471,041
Norwegian Cruise Line Holdings Ltd. (b)	1,866	84,660
Royal Caribbean Cruises Ltd.	30,376	2,489,617
Wendy's Co.	35,740	365,620
Wynn Resorts Ltd. (a)	1,638	110,303
		9,656,249
Household Durables - 0.5%
D.R. Horton, Inc.	33,556	923,126
Garmin Ltd. (a)	20,613	725,165
Lennar Corp.:
Class A	18,439	777,204
Class B	1,026	35,551
Mohawk Industries, Inc. (b)	3,230	537,504
Newell Rubbermaid, Inc. (a)	23,242	901,325
PulteGroup, Inc.	65,681	1,100,814
Toll Brothers, Inc. (b)	20,073	554,416
Tupperware Brands Corp.	472	21,915
Whirlpool Corp.	12,922	1,736,588
		7,313,608
Internet & Catalog Retail - 0.1%
Expedia, Inc.	2,334	235,827
Liberty Interactive Corp. QVC Group Series A (b)	48,135	1,254,398
		1,490,225
Leisure Products - 0.2%
Brunswick Corp.	4,202	167,450
Hasbro, Inc.	3,637	270,156
Mattel, Inc.	59,897	1,652,558
Vista Outdoor, Inc. (b)	9,759	470,481
		2,560,645
Media - 1.2%
Cable One, Inc.	607	261,004
Cablevision Systems Corp. - NY Group Class A	30,235	964,799
Clear Channel Outdoor Holding, Inc. Class A	4,088	20,644
Comcast Corp. Class A	42,662	2,376,700
Discovery Communications, Inc.:
Class A (a)(b)	2,547	70,272
Class C (non-vtg.) (b)	4,327	117,738
DISH Network Corp. Class A (b)	12,383	597,727
Gannett Co., Inc.	19,844	294,485
John Wiley & Sons, Inc. Class A	8,131	339,876
Liberty Broadband Corp.:
Class A (b)	4,496	214,010
Class C (b)	11,716	550,652
Liberty Media Corp.:
Class A (b)	18,108	663,115
Class C (b)	35,121	1,249,956
News Corp.:
Class A	67,041	869,522
Class B	20,958	279,789
Tegna, Inc.	39,573	950,148
Thomson Reuters Corp.	58,257	2,179,075
Time Warner, Inc.	70,566	4,970,669
Tribune Media Co. Class A	14,159	466,539
Twenty-First Century Fox, Inc.:
Class A	66,903	1,804,374
Class B	28,202	764,274
		20,005,368
Multiline Retail - 0.6%
Dillard's, Inc. Class A	3,324	234,043
JC Penney Corp., Inc. (a)(b)	53,620	389,281
Kohl's Corp. (a)	33,640	1,673,590
Macy's, Inc.	15,286	617,707
Sears Holdings Corp. (a)(b)	2,081	35,273
Target Corp.	103,354	7,484,897
		10,434,791
Specialty Retail - 0.3%
Aarons, Inc. Class A	9,547	218,435
Best Buy Co., Inc. (a)	53,672	1,499,059
Cabela's, Inc. Class A (a)(b)	8,014	337,149
CST Brands, Inc.	2,358	91,349
Dick's Sporting Goods, Inc.	4,920	192,274
DSW, Inc. Class A	12,025	288,720
Foot Locker, Inc.	3,351	226,394
GameStop Corp. Class A (a)	18,820	493,272
Murphy U.S.A., Inc. (b)	7,463	431,735
Office Depot, Inc. (b)	79,098	407,355
Penske Automotive Group, Inc.	4,733	148,474
Staples, Inc.	113,485	1,012,286
Tiffany & Co., Inc.	4,870	310,901
		5,657,403
Textiles, Apparel & Luxury Goods - 0.2%
Coach, Inc.	42,033	1,557,323
Fossil Group, Inc. (a)(b)	1,350	44,010
PVH Corp.	14,673	1,076,705
Ralph Lauren Corp.	9,995	1,124,438
		3,802,476

TOTAL CONSUMER DISCRETIONARY		84,014,393

CONSUMER STAPLES - 7.5%
Beverages - 0.1%
Brown-Forman Corp.:
Class A	336	35,713
Class B (non-vtg.)	1,440	140,890
Molson Coors Brewing Co. Class B	24,358	2,203,912
		2,380,515
Food & Staples Retailing - 2.1%
CVS Health Corp.	14,555	1,405,867
Rite Aid Corp. (b)	70,456	548,852
Sysco Corp.	72,233	2,875,596
Wal-Mart Stores, Inc.	278,643	18,490,749
Walgreens Boots Alliance, Inc.	128,777	10,266,102
Whole Foods Market, Inc.	5,174	151,650
		33,738,816
Food Products - 1.8%
Archer Daniels Midland Co.	109,590	3,874,007
Blue Buffalo Pet Products, Inc. (a)(b)	2,457	41,818
Bunge Ltd.	25,422	1,576,418
Campbell Soup Co.	12,445	702,022
ConAgra Foods, Inc.	65,273	2,717,968
Flowers Foods, Inc.	3,326	68,316
Ingredion, Inc.	11,150	1,123,028
Kellogg Co.	4,371	321,006
Mondelez International, Inc.	286,960	12,367,976
Pilgrim's Pride Corp. (a)	9,887	219,294
Pinnacle Foods, Inc.	20,320	871,525
The J.M. Smucker Co.	21,146	2,713,455
Tyson Foods, Inc. Class A	49,392	2,635,557
		29,232,390
Household Products - 2.6%
Clorox Co.	4,766	615,052
Colgate-Palmolive Co.	19,589	1,322,845
Energizer Holdings, Inc.	10,912	349,620
Kimberly-Clark Corp.	13,361	1,715,820
Procter & Gamble Co.	478,450	39,084,581
		43,087,918
Personal Products - 0.1%
Avon Products, Inc.	76,107	258,003
Edgewell Personal Care Co. (b)	11,059	818,477
Herbalife Ltd. (a)(b)	1,888	87,244
Nu Skin Enterprises, Inc. Class A (a)	8,100	256,365
		1,420,089
Tobacco - 0.8%
Altria Group, Inc.	20,237	1,236,683
Philip Morris International, Inc.	137,015	12,332,720
		13,569,403

TOTAL CONSUMER STAPLES		123,429,131

ENERGY - 12.6%
Energy Equipment & Services - 2.0%
Baker Hughes, Inc.	76,819	3,342,395
Cameron International Corp. (b)	33,805	2,219,636
Diamond Offshore Drilling, Inc. (a)	11,156	207,390
Dril-Quip, Inc. (b)	6,835	400,804
Ensco PLC Class A	40,660	397,655
FMC Technologies, Inc. (b)	14,141	355,646
Frank's International NV	6,061	88,672
Halliburton Co.	150,383	4,780,676
Helmerich & Payne, Inc.	17,272	877,418
Nabors Industries Ltd.	57,493	423,148
National Oilwell Varco, Inc.	68,685	2,235,010
Noble Corp. (a)	42,464	330,795
Oceaneering International, Inc.	14,120	477,962
Patterson-UTI Energy, Inc. (a)	25,782	370,745
Rowan Companies PLC	21,897	276,997
RPC, Inc. (a)	8,815	109,923
Schlumberger Ltd.	196,937	14,232,637
Seadrill Ltd.(a)(b)	65,615	135,823
Superior Energy Services, Inc.	26,404	272,225
Weatherford International Ltd. (b)	135,137	910,823
		32,446,380
Oil, Gas & Consumable Fuels - 10.6%
Anadarko Petroleum Corp.	89,750	3,508,328
Antero Resources Corp. (a)(b)	12,154	330,224
Apache Corp.	66,621	2,834,057
California Resources Corp. (a)	56,050	80,152
Cheniere Energy, Inc. (b)	41,858	1,257,833
Chesapeake Energy Corp. (a)	102,870	348,729
Chevron Corp.	331,725	28,684,261
Cimarex Energy Co.	16,751	1,557,843
Cobalt International Energy, Inc. (b)	64,596	244,819
Columbia Pipeline Group, Inc.	70,784	1,313,043
Concho Resources, Inc. (b)	22,835	2,172,294
ConocoPhillips Co.	217,623	8,504,707
CONSOL Energy, Inc. (a)	40,015	317,719
Continental Resources, Inc. (a)(b)	9,984	210,762
CVR Energy, Inc. (a)	1,795	62,861
Denbury Resources, Inc. (a)	63,627	99,258
Devon Energy Corp.	72,815	2,031,539
Diamondback Energy, Inc.	12,668	957,067
Energen Corp.	13,819	487,396
EOG Resources, Inc.	88,609	6,293,011
EP Energy Corp. (a)(b)	5,966	22,313
EQT Corp.	26,923	1,662,226
Exxon Mobil Corp.	737,550	57,418,254
Golar LNG Ltd. (a)	15,805	294,289
Gulfport Energy Corp. (b)	18,958	560,209
Hess Corp.	44,666	1,898,305
HollyFrontier Corp.	27,150	949,436
Kinder Morgan, Inc.	315,170	5,184,547
Kosmos Energy Ltd. (b)	28,090	128,371
Laredo Petroleum, Inc. (a)(b)	21,065	163,464
Marathon Oil Corp.	119,591	1,163,620
Marathon Petroleum Corp.	88,690	3,706,355
Murphy Oil Corp. (a)	30,912	606,184
Newfield Exploration Co. (b)	28,362	824,483
Noble Energy, Inc.	75,912	2,457,271
Occidental Petroleum Corp.	135,558	9,330,457
ONEOK, Inc.	20,147	501,862
PBF Energy, Inc. Class A	16,966	593,640
Phillips 66 Co.	95,564	7,659,455
Pioneer Natural Resources Co.	28,523	3,535,426
QEP Resources, Inc.	30,627	392,638
Range Resources Corp. (a)	27,460	811,718
Rice Energy, Inc. (b)	12,999	151,698
SM Energy Co. (a)	11,700	163,566
Southwestern Energy Co. (a)(b)	67,479	599,888
Spectra Energy Corp.	118,605	3,255,707
Targa Resources Corp.	5,111	114,844
Teekay Corp. (a)	5,098	34,921
Tesoro Corp.	20,868	1,820,733
Valero Energy Corp.	84,954	5,765,828
Whiting Petroleum Corp. (b)	36,013	264,696
World Fuel Services Corp.	10,369	403,873
WPX Energy, Inc. (b)	40,681	220,491
		173,956,671

TOTAL ENERGY		206,403,051

FINANCIALS - 29.1%
Banks - 11.0%
Associated Banc-Corp.	26,796	470,270
Bank of America Corp.	1,852,503	26,194,392
Bank of Hawaii Corp.	7,651	458,524
BankUnited, Inc.	18,004	606,735
BB&T Corp.	137,203	4,481,050
BOK Financial Corp. (a)	4,920	246,049
CIT Group, Inc.	30,371	891,389
Citigroup, Inc.	535,116	22,785,239
Citizens Financial Group, Inc.	54,456	1,157,190
Comerica, Inc.	31,850	1,092,455
Commerce Bancshares, Inc. (a)	16,475	677,617
Cullen/Frost Bankers, Inc.	9,516	455,436
East West Bancorp, Inc.	25,091	813,450
Fifth Third Bancorp	143,583	2,268,611
First Horizon National Corp.	41,063	522,732
First Niagara Financial Group, Inc.	61,739	604,425
First Republic Bank	25,210	1,714,280
Huntington Bancshares, Inc.	143,378	1,230,183
JPMorgan Chase & Co.	654,439	38,939,121
KeyCorp	150,593	1,680,618
M&T Bank Corp. (a)	28,235	3,110,932
PacWest Bancorp	19,498	715,772
Peoples United Financial, Inc.	53,932	775,003
PNC Financial Services Group, Inc.	91,400	7,919,810
Popular, Inc.	18,161	456,568
Regions Financial Corp.	238,473	1,936,401
Signature Bank (b)	737	102,694
SunTrust Banks, Inc.	91,366	3,342,168
SVB Financial Group (b)	3,348	339,219
Synovus Financial Corp.	23,216	708,784
TCF Financial Corp.	29,669	356,325
U.S. Bancorp	295,357	11,832,001
Wells Fargo & Co.	821,429	41,260,379
Zions Bancorporation	35,425	803,439
		180,949,261
Capital Markets - 2.8%
Ameriprise Financial, Inc.	5,317	481,986
Bank of New York Mellon Corp.	176,506	6,393,047
BlackRock, Inc. Class A	15,093	4,743,126
Charles Schwab Corp.	59,276	1,513,316
E*TRADE Financial Corp. (b)	50,643	1,193,149
Franklin Resources, Inc.	68,595	2,377,503
Goldman Sachs Group, Inc.	76,233	12,316,203
Interactive Brokers Group, Inc.	9,226	297,723
Invesco Ltd.	66,809	1,999,593
Legg Mason, Inc.	11,539	353,324
Morgan Stanley	270,593	7,002,947
Northern Trust Corp.	41,286	2,563,035
Raymond James Financial, Inc.	22,305	977,182
State Street Corp.	72,764	4,055,138
TD Ameritrade Holding Corp.	6,871	189,502
Waddell & Reed Financial, Inc. Class A	916	25,135
		46,481,909
Consumer Finance - 1.4%
Ally Financial, Inc. (b)	79,279	1,256,572
American Express Co.	122,866	6,573,331
Capital One Financial Corp.	96,463	6,329,902
Discover Financial Services	78,271	3,584,029
Navient Corp.	63,022	602,490
OneMain Holdings, Inc. (b)	9,154	241,940
Santander Consumer U.S.A. Holdings, Inc. (b)	14,559	152,142
SLM Corp. (b)	5,970	38,208
Synchrony Financial (b)	147,195	4,183,282
		22,961,896
Diversified Financial Services - 3.2%
Berkshire Hathaway, Inc. Class B (b)	306,565	39,782,940
CME Group, Inc.	56,579	5,083,623
IntercontinentalExchange, Inc.	13,292	3,506,430
Leucadia National Corp.	49,602	821,409
The NASDAQ OMX Group, Inc.	20,589	1,276,518
Voya Financial, Inc.	38,370	1,173,355
		51,644,275
Insurance - 5.6%
AFLAC, Inc.	76,652	4,442,750
Alleghany Corp. (b)	2,862	1,367,807
Allied World Assurance Co. Holdings AG	16,601	607,431
Allstate Corp.	68,370	4,143,222
American Financial Group, Inc.	12,028	853,747
American International Group, Inc.	218,161	12,321,733
American National Insurance Co.	1,232	119,726
AmTrust Financial Services, Inc.	6,907	395,011
Arch Capital Group Ltd. (b)	21,671	1,463,876
Arthur J. Gallagher & Co.	13,129	494,176
Aspen Insurance Holdings Ltd.	10,829	503,657
Assurant, Inc.	11,850	963,524
Assured Guaranty Ltd.	24,575	584,394
Axis Capital Holdings Ltd.	17,602	948,924
Brown & Brown, Inc.	20,155	609,689
Chubb Ltd.	82,017	9,273,662
Cincinnati Financial Corp.	29,643	1,708,326
CNA Financial Corp.	4,616	153,390
Endurance Specialty Holdings Ltd.	10,833	670,888
Everest Re Group Ltd.	7,763	1,389,111
FNF Group	49,794	1,612,330
Genworth Financial, Inc. Class A (b)	87,317	242,741
Hanover Insurance Group, Inc.	7,773	633,422
Hartford Financial Services Group, Inc.	74,275	2,984,370
Lincoln National Corp.	44,911	1,772,188
Loews Corp.	55,587	2,057,275
Markel Corp. (b)	2,220	1,865,821
Marsh & McLennan Companies, Inc.	38,100	2,031,873
Mercury General Corp.	4,692	217,850
MetLife, Inc.	165,285	7,379,975
Old Republic International Corp.	45,569	823,888
PartnerRe Ltd.	8,324	1,168,690
Pricoa Global Funding I	80,024	5,608,082
Principal Financial Group, Inc.	52,294	1,987,172
ProAssurance Corp.	9,670	484,660
Progressive Corp.	103,791	3,243,469
Reinsurance Group of America, Inc.	11,547	972,604
RenaissanceRe Holdings Ltd.	8,034	905,030
StanCorp Financial Group, Inc.	7,350	842,751
The Travelers Companies, Inc.	56,246	6,020,572
Torchmark Corp.	22,032	1,197,219
Unum Group	44,497	1,274,394
Validus Holdings Ltd.	14,730	651,655
W.R. Berkley Corp.	17,619	883,593
White Mountains Insurance Group Ltd.	990	705,959
XL Group PLC Class A	54,432	1,973,704
		92,556,331
Real Estate Investment Trusts - 4.9%
Alexandria Real Estate Equities, Inc.	12,834	1,016,196
American Campus Communities, Inc.	19,571	825,896
American Capital Agency Corp.	62,837	1,072,628
American Homes 4 Rent Class A	29,096	436,149
Annaly Capital Management, Inc.	168,370	1,599,515
Apartment Investment & Management Co. Class A	27,303	1,068,912
Apple Hospitality (REIT), Inc. (a)	30,488	557,626
AvalonBay Communities, Inc.	23,321	3,999,318
Boston Properties, Inc.	2,327	270,421
Brandywine Realty Trust (SBI)	31,601	405,441
Brixmor Property Group, Inc.	30,173	803,205
Camden Property Trust (SBI)	15,578	1,188,601
Care Capital Properties, Inc.	14,528	434,968
CBL & Associates Properties, Inc.	29,274	314,696
Chimera Investment Corp.	33,215	411,534
Columbia Property Trust, Inc.	19,272	429,187
Communications Sales & Leasing, Inc.	21,191	407,079
Corporate Office Properties Trust (SBI)	16,583	369,801
Corrections Corp. of America	20,331	585,736
DDR Corp.	54,595	934,120
Digital Realty Trust, Inc.	11,030	883,282
Douglas Emmett, Inc.	25,419	751,894
Duke Realty LP (a)	61,649	1,240,994
Empire State Realty Trust, Inc.	10,462	173,146
Equity Commonwealth (b)	22,774	612,393
Equity Residential (SBI)	64,159	4,946,017
Essex Property Trust, Inc.	11,548	2,460,994
Forest City Realty Trust, Inc. (b)	38,078	750,137
Four Corners Property Trust, Inc.	5,969	100,876
Gaming & Leisure Properties	13,370	348,690
General Growth Properties, Inc. (a)	101,862	2,856,210
HCP, Inc.	81,547	2,930,799
Healthcare Trust of America, Inc.	19,844	556,426
Hospitality Properties Trust (SBI) (a)	26,098	615,652
Host Hotels & Resorts, Inc.	133,904	1,854,570
Iron Mountain, Inc. (a)	22,257	612,958
Kilroy Realty Corp.	15,353	857,772
Kimco Realty Corp.	73,114	1,987,970
Liberty Property Trust (SBI)	26,044	763,610
MFA Financial, Inc.	65,088	413,309
Mid-America Apartment Communities, Inc.	13,163	1,234,953
National Retail Properties, Inc.	23,391	1,004,410
NorthStar Realty Europe Corp.	10,804	101,990
NorthStar Realty Finance Corp.	32,025	380,137
Omega Healthcare Investors, Inc.	23,180	735,038
Outfront Media, Inc.	24,117	524,545
Paramount Group, Inc.	31,343	514,025
Piedmont Office Realty Trust, Inc. Class A	25,600	473,856
Plum Creek Timber Co., Inc.	18,047	731,084
Post Properties, Inc.	6,351	363,849
Prologis, Inc.	92,510	3,651,370
Public Storage	2,182	553,268
Rayonier, Inc.	22,269	469,653
Realty Income Corp.	44,132	2,462,124
Regency Centers Corp.	16,487	1,193,494
Retail Properties America, Inc.	41,653	646,038
Senior Housing Properties Trust (SBI)	40,893	592,131
SL Green Realty Corp.	17,672	1,707,292
Spirit Realty Capital, Inc.	79,053	828,475
Starwood Property Trust, Inc.	41,511	790,369
Taubman Centers, Inc.	6,831	485,274
The Macerich Co.	27,993	2,182,614
Two Harbors Investment Corp.	64,408	489,501
UDR, Inc.	45,975	1,636,250
Ventas, Inc.	58,430	3,232,348
VEREIT, Inc.	161,209	1,242,921
Vornado Realty Trust	33,273	2,943,330
Weingarten Realty Investors (SBI)	22,807	795,736
Welltower, Inc.	33,988	2,114,733
Weyerhaeuser Co.	83,611	2,141,278
WP Carey, Inc.	18,899	1,100,867
WP Glimcher, Inc.	32,503	295,127
		80,466,808
Real Estate Management & Development - 0.1%
Howard Hughes Corp. (b)	4,159	395,230
Jones Lang LaSalle, Inc.	2,133	300,156
Realogy Holdings Corp. (b)	16,301	534,673
		1,230,059
Thrifts & Mortgage Finance - 0.1%
New York Community Bancorp, Inc. (a)	86,079	1,332,503
TFS Financial Corp.	11,446	199,733
		1,532,236

TOTAL FINANCIALS		477,822,775

HEALTH CARE - 12.1%
Biotechnology - 0.1%
Alkermes PLC (b)	4,475	143,245
Alnylam Pharmaceuticals, Inc. (b)	2,336	161,044
Baxalta, Inc.	35,091	1,403,991
		1,708,280
Health Care Equipment & Supplies - 2.7%
Abbott Laboratories	262,632	9,940,621
Alere, Inc. (b)	5,270	196,044
Baxter International, Inc.	35,177	1,287,478
Boston Scientific Corp. (b)	218,309	3,826,957
DENTSPLY International, Inc.	18,457	1,086,933
Hill-Rom Holdings, Inc.	805	39,348
Medtronic PLC	251,312	19,079,607
St. Jude Medical, Inc.	21,722	1,148,225
Stryker Corp.	29,401	2,915,109
Teleflex, Inc.	7,415	1,006,141
The Cooper Companies, Inc.	2,690	352,794
Zimmer Biomet Holdings, Inc.	27,905	2,769,850
		43,649,107
Health Care Providers & Services - 1.5%
Aetna, Inc.	46,477	4,733,218
Anthem, Inc.	37,239	4,859,317
Brookdale Senior Living, Inc. (b)	25,343	412,584
Cardinal Health, Inc.	5,574	453,556
Community Health Systems, Inc. (b)	20,718	445,023
DaVita HealthCare Partners, Inc. (b)	22,301	1,496,843
Express Scripts Holding Co. (b)	19,073	1,370,777
HCA Holdings, Inc. (b)	52,222	3,633,607
Health Net, Inc. (b)	11,224	743,253
Humana, Inc.	1,935	314,999
Laboratory Corp. of America Holdings (b)	11,919	1,339,100
LifePoint Hospitals, Inc. (b)	7,013	489,437
MEDNAX, Inc. (b)	6,947	482,539
Patterson Companies, Inc.	6,801	288,770
Quest Diagnostics, Inc.	25,484	1,673,534
UnitedHealth Group, Inc.	8,298	955,598
Universal Health Services, Inc. Class B	13,358	1,504,645
VCA, Inc. (b)	821	42,093
		25,238,893
Health Care Technology - 0.0%
Allscripts Healthcare Solutions, Inc. (b)	21,769	299,977
Life Sciences Tools & Services - 0.7%
Agilent Technologies, Inc.	58,986	2,220,823
Bio-Rad Laboratories, Inc. Class A (b)	3,623	462,331
Bio-Techne Corp.	3,811	315,132
PerkinElmer, Inc.	17,131	827,770
QIAGEN NV (b)	40,484	919,392
Quintiles Transnational Holdings, Inc. (b)	736	44,771
Thermo Fisher Scientific, Inc.	46,506	6,141,582
VWR Corp. (b)	2,445	59,805
		10,991,606
Pharmaceuticals - 7.1%
Allergan PLC (b)	37,945	10,792,696
Endo Health Solutions, Inc. (b)	25,563	1,417,980
Johnson & Johnson	426,058	44,497,498
Mallinckrodt PLC (b)	12,350	717,412
Merck & Co., Inc.	441,584	22,375,061
Mylan N.V.	11,211	590,708
Perrigo Co. PLC (a)	21,056	3,044,276
Pfizer, Inc.	1,086,261	33,120,098
		116,555,729

TOTAL HEALTH CARE		198,443,592

INDUSTRIALS - 10.2%
Aerospace & Defense - 2.5%
BWX Technologies, Inc.	15,059	450,866
General Dynamics Corp.	35,740	4,780,940
L-3 Communications Holdings, Inc.	14,592	1,704,929
Lockheed Martin Corp.	13,478	2,843,858
Northrop Grumman Corp.	22,411	4,147,380
Orbital ATK, Inc.	10,559	952,739
Precision Castparts Corp.	19,525	4,587,399
Raytheon Co.	53,855	6,906,365
Spirit AeroSystems Holdings, Inc. Class A (b)	1,912	81,069
Textron, Inc.	38,145	1,305,322
Triumph Group, Inc.	8,650	220,575
United Technologies Corp.	142,569	12,501,876
		40,483,318
Air Freight & Logistics - 0.3%
FedEx Corp.	32,006	4,252,957
Airlines - 0.1%
Copa Holdings SA Class A (a)	5,742	270,448
JetBlue Airways Corp. (b)	34,187	728,525
		998,973
Building Products - 0.1%
Armstrong World Industries, Inc. (b)	2,602	100,645
Fortune Brands Home & Security, Inc.	18,062	877,633
Owens Corning	20,571	950,174
		1,928,452
Commercial Services & Supplies - 0.6%
ADT Corp.	30,605	905,296
Clean Harbors, Inc. (a)(b)	3,388	150,122
KAR Auction Services, Inc.	16,371	547,119
Pitney Bowes, Inc.	21,742	425,708
R.R. Donnelley & Sons Co.	17,231	240,717
Republic Services, Inc.	43,289	1,891,729
Tyco International Ltd.	9,268	318,727
Waste Connections, Inc.	21,936	1,315,502
Waste Management, Inc.	74,235	3,930,743
		9,725,663
Construction & Engineering - 0.2%
AECOM (b)	22,738	623,931
Chicago Bridge & Iron Co. NV (a)	17,040	661,493
Fluor Corp.	25,621	1,150,127
Jacobs Engineering Group, Inc. (b)	21,916	859,765
KBR, Inc.	25,375	361,848
Quanta Services, Inc. (b)	21,221	396,833
		4,053,997
Electrical Equipment - 0.4%
Babcock & Wilcox Enterprises, Inc. (b)	7,337	151,509
Eaton Corp. PLC	82,545	4,169,348
Emerson Electric Co.	36,837	1,693,765
Hubbell, Inc. Class B	9,022	815,859
Regal Beloit Corp.	7,445	418,483
		7,248,964
Industrial Conglomerates - 3.5%
Carlisle Companies, Inc.	8,857	741,154
Danaher Corp.	84,913	7,357,711
General Electric Co.	1,658,812	48,271,429
Roper Technologies, Inc.	11,033	1,938,167
		58,308,461
Machinery - 1.6%
AGCO Corp.	13,181	642,837
Allison Transmission Holdings, Inc.	14,409	342,790
Caterpillar, Inc.	88,064	5,481,103
Colfax Corp. (b)	17,630	390,328
Crane Co.	8,454	403,763
Cummins, Inc.	8,077	726,042
Deere & Co. (a)	45,823	3,528,829
Donaldson Co., Inc. (a)	2,394	67,463
Dover Corp.	28,445	1,662,610
Flowserve Corp.	12,616	487,482
IDEX Corp.	1,202	87,157
Ingersoll-Rand PLC	43,668	2,247,592
ITT Corp.	15,666	508,362
Joy Global, Inc.	16,888	168,373
Kennametal, Inc.	13,815	244,526
Lincoln Electric Holdings, Inc.	1,047	55,742
Manitowoc Co., Inc.	23,927	376,611
Oshkosh Corp.	13,652	449,560
PACCAR, Inc.	5,943	291,623
Parker Hannifin Corp.	13,556	1,317,101
Pentair PLC	31,951	1,505,531
SPX Corp.	7,315	68,030
SPX Flow, Inc. (b)	7,092	169,073
Stanley Black & Decker, Inc.	24,719	2,331,990
Terex Corp.	18,452	413,325
Timken Co.	13,654	362,514
Trinity Industries, Inc.	26,924	576,712
Valmont Industries, Inc.	3,914	417,193
Xylem, Inc.	32,413	1,165,247
		26,489,509
Marine - 0.0%
Kirby Corp. (b)	9,808	496,775
Professional Services - 0.2%
Dun & Bradstreet Corp.	4,463	439,248
IHS, Inc. Class A (b)	1,717	179,633
Manpower, Inc.	12,850	981,098
Nielsen Holdings PLC (a)	19,966	961,563
TransUnion Holding Co., Inc.	1,308	32,360
		2,593,902
Road & Rail - 0.6%
AMERCO	661	242,356
CSX Corp.	129,467	2,980,330
Genesee & Wyoming, Inc. Class A (b)	6,215	308,140
Kansas City Southern	19,570	1,387,122
Norfolk Southern Corp.	53,797	3,792,689
Ryder System, Inc.	9,391	499,319
		9,209,956
Trading Companies & Distributors - 0.1%
Air Lease Corp. Class A	16,873	434,648
GATX Corp. (a)	7,694	315,300
MSC Industrial Direct Co., Inc. Class A	5,794	375,509
Now, Inc. (a)(b)	18,735	254,047
WESCO International, Inc. (a)(b)	7,770	313,753
		1,693,257
Transportation Infrastructure - 0.0%
Macquarie Infrastructure Co. LLC	12,055	808,408

TOTAL INDUSTRIALS		168,292,592

INFORMATION TECHNOLOGY - 11.5%
Communications Equipment - 2.2%
Arris International PLC (b)	19,911	507,133
Brocade Communications Systems, Inc.	72,648	579,731
Cisco Systems, Inc.	897,126	21,342,628
CommScope Holding Co., Inc. (b)	10,227	229,289
EchoStar Holding Corp. Class A (b)	7,724	271,344
Harris Corp.	18,251	1,587,289
Juniper Networks, Inc.	57,580	1,358,888
Lumentum Holdings, Inc. (b)	8,052	158,866
Qualcomm, Inc.	224,891	10,196,558
Viavi Solutions, Inc. (b)	40,729	203,645
		36,435,371
Electronic Equipment & Components - 0.6%
Arrow Electronics, Inc. (b)	17,123	883,547
Avnet, Inc.	24,416	974,687
Corning, Inc.	208,943	3,888,429
Dolby Laboratories, Inc. Class A	8,674	312,351
Fitbit, Inc. (a)	2,474	41,068
FLIR Systems, Inc.	9,002	263,218
Ingram Micro, Inc. Class A	25,680	724,176
Jabil Circuit, Inc.	27,683	551,169
Keysight Technologies, Inc. (b)	4,791	112,109
National Instruments Corp.	15,381	438,359
Trimble Navigation Ltd. (b)	42,810	825,805
		9,014,918
Internet Software & Services - 0.3%
Match Group, Inc. (a)(b)	426	5,346
Yahoo!, Inc. (b)	165,663	4,888,715
Zillow Group, Inc.:
Class A (a)(b)	2,869	62,171
Class C (a)(b)	9,994	204,877
		5,161,109
IT Services - 1.1%
Amdocs Ltd.	27,435	1,501,792
Automatic Data Processing, Inc.	16,186	1,344,895
Black Knight Financial Services, Inc. Class A (a)	446	13,456
Booz Allen Hamilton Holding Corp. Class A	1,319	37,315
Computer Sciences Corp.	24,193	775,870
CoreLogic, Inc. (b)	8,676	309,733
CSRA, Inc.	24,160	647,005
DST Systems, Inc.	1,387	146,204
Fidelity National Information Services, Inc.	28,517	1,703,320
First Data Corp. Class A (b)	7,657	102,374
IBM Corp.	71,247	8,890,913
Leidos Holdings, Inc.	10,721	494,453
Paychex, Inc.	7,262	347,559
Square, Inc. (b)	481	4,218
Teradata Corp. (b)	6,018	146,478
Xerox Corp.	179,253	1,747,717
		18,213,302
Semiconductors & Semiconductor Equipment - 2.7%
Analog Devices, Inc.	4,641	249,964
Applied Materials, Inc.	83,289	1,470,051
Avago Technologies Ltd.	17,500	2,339,925
Broadcom Corp. Class A	89,448	4,890,122
Cree, Inc. (b)	18,089	507,035
Cypress Semiconductor Corp.	57,584	452,610
First Solar, Inc. (b)	13,167	904,046
Intel Corp.	778,344	24,144,231
Lam Research Corp.	7,950	570,731
Marvell Technology Group Ltd.	78,757	696,999
Maxim Integrated Products, Inc.	33,008	1,102,467
Micron Technology, Inc. (b)	176,020	1,941,501
NVIDIA Corp.	95,031	2,783,458
ON Semiconductor Corp. (b)	5,794	49,597
SunEdison, Inc. (a)(b)	3,821	11,960
SunPower Corp. (a)(b)	8,819	224,355
Teradyne, Inc.	37,357	725,847
Xilinx, Inc.	35,247	1,771,867
		44,836,766
Software - 3.3%
Activision Blizzard, Inc.	89,070	3,101,417
ANSYS, Inc. (b)	12,720	1,121,777
Autodesk, Inc. (b)	10,270	480,841
CA Technologies, Inc.	53,307	1,531,510
Microsoft Corp.	617,788	34,033,941
Nuance Communications, Inc. (b)	44,098	777,448
Oracle Corp.	223,505	8,115,467
SS&C Technologies Holdings, Inc.	1,503	96,628
Symantec Corp.	120,457	2,389,867
Synopsys, Inc. (b)	25,604	1,098,412
Zynga, Inc. (b)	134,656	331,254
		53,078,562
Technology Hardware, Storage & Peripherals - 1.3%
3D Systems Corp. (a)(b)	12,617	101,062
EMC Corp.	314,448	7,788,877
Hewlett Packard Enterprise Co.	320,863	4,415,075
HP, Inc.	320,926	3,116,191
Lexmark International, Inc. Class A	10,745	303,116
NCR Corp. (b)	23,710	505,971
NetApp, Inc.	35,967	788,756
SanDisk Corp.	36,694	2,594,266
Western Digital Corp.	39,701	1,904,854
		21,518,168

TOTAL INFORMATION TECHNOLOGY		188,258,196

MATERIALS - 2.4%
Chemicals - 1.3%
Air Products & Chemicals, Inc.	6,618	838,567
Airgas, Inc.	9,296	1,301,440
Albemarle Corp. U.S.	19,882	1,046,588
Ashland, Inc.	9,979	945,610
Cabot Corp.	11,143	449,509
Celanese Corp. Class A	25,238	1,606,903
E.I. du Pont de Nemours & Co.	85,932	4,533,772
Eastman Chemical Co.	19,910	1,218,691
FMC Corp.	6,408	228,894
Huntsman Corp.	13,341	115,133
Platform Specialty Products Corp. (a)(b)	19,229	146,717
Praxair, Inc.	8,570	857,000
The Chemours Co. LLC	17,355	68,379
The Dow Chemical Co.	171,540	7,204,680
The Mosaic Co.	61,650	1,485,765
The Scotts Miracle-Gro Co. Class A	806	55,356
Westlake Chemical Corp.	7,063	321,225
		22,424,229
Construction Materials - 0.2%
Martin Marietta Materials, Inc.	10,307	1,294,353
Vulcan Materials Co.	20,457	1,804,307
		3,098,660
Containers & Packaging - 0.3%
Aptargroup, Inc.	8,863	646,113
Avery Dennison Corp.	1,117	68,014
Bemis Co., Inc.	15,101	722,885
Crown Holdings, Inc. (b)	13,570	622,592
Graphic Packaging Holding Co.	24,260	275,594
International Paper Co.	3,739	127,911
Owens-Illinois, Inc. (b)	26,502	342,936
Sonoco Products Co.	18,227	720,149
WestRock Co.	41,790	1,474,351
		5,000,545
Metals & Mining - 0.6%
Alcoa, Inc. (a)	231,675	1,688,911
Allegheny Technologies, Inc. (a)	18,938	177,638
Freeport-McMoRan, Inc. (a)	198,292	912,143
Newmont Mining Corp.	93,537	1,866,999
Nucor Corp.	56,881	2,222,341
Reliance Steel & Aluminum Co.	12,947	737,202
Royal Gold, Inc.	10,775	320,987
Southern Copper Corp. (a)	13,463	348,961
Steel Dynamics, Inc.	37,431	686,859
Tahoe Resources, Inc.	24,218	188,088
United States Steel Corp. (a)	25,232	176,624
		9,326,753
Paper & Forest Products - 0.0%
Domtar Corp.	11,167	360,136

TOTAL MATERIALS		40,210,323

TELECOMMUNICATION SERVICES - 2.8%
Diversified Telecommunication Services - 2.5%
AT&T, Inc.	915,667	33,018,952
CenturyLink, Inc.	100,142	2,545,610
Frontier Communications Corp.	203,794	927,263
Level 3 Communications, Inc. (b)	45,092	2,200,941
Verizon Communications, Inc.	51,616	2,579,252
Zayo Group Holdings, Inc. (b)	3,398	85,018
		41,357,036
Wireless Telecommunication Services - 0.3%
SBA Communications Corp. Class A (b)	11,636	1,155,222
Sprint Corp. (a)(b)	130,317	393,557
T-Mobile U.S., Inc. (b)	48,519	1,948,038
Telephone & Data Systems, Inc.	16,498	382,589
U.S. Cellular Corp. (b)	2,237	84,201
		3,963,607

TOTAL TELECOMMUNICATION SERVICES		45,320,643

UTILITIES - 6.9%
Electric Utilities - 3.7%
American Electric Power Co., Inc.	86,332	5,263,662
Duke Energy Corp.	121,796	9,171,239
Edison International	57,450	3,550,410
Entergy Corp.	31,828	2,246,420
Eversource Energy	56,193	3,023,183
Exelon Corp.	162,260	4,798,028
FirstEnergy Corp.	74,671	2,468,623
Great Plains Energy, Inc.	28,245	787,471
Hawaiian Electric Industries, Inc.	18,841	563,723
ITC Holdings Corp.	17,041	679,936
NextEra Energy, Inc.	78,230	8,739,073
OGE Energy Corp.	35,642	934,890
Pepco Holdings, Inc.	44,163	1,178,269
Pinnacle West Capital Corp.	19,919	1,320,829
PPL Corp.	117,933	4,134,731
Southern Co.	159,625	7,808,855
Westar Energy, Inc.	25,389	1,105,945
Xcel Energy, Inc.	89,489	3,420,270
		61,195,557
Gas Utilities - 0.3%
AGL Resources, Inc.	21,149	1,344,230
Atmos Energy Corp.	17,994	1,245,545
National Fuel Gas Co.	14,669	664,946
Questar Corp.	30,837	628,766
UGI Corp.	30,839	1,048,526
		4,932,013
Independent Power and Renewable Electricity Producers - 0.2%
Calpine Corp. (b)	58,383	893,844
NRG Energy, Inc.	55,133	586,615
Terraform Power, Inc. (a)	9,704	96,167
The AES Corp.	120,709	1,146,736
		2,723,362
Multi-Utilities - 2.5%
Alliant Energy Corp.	20,076	1,311,766
Ameren Corp.	42,901	1,927,113
Avangrid, Inc. (b)	10,000	384,500
CenterPoint Energy, Inc.	76,337	1,364,142
CMS Energy Corp.	49,111	1,909,436
Consolidated Edison, Inc.	51,577	3,578,928
Dominion Resources, Inc.	99,143	7,155,150
DTE Energy Co.	31,622	2,688,186
MDU Resources Group, Inc.	33,850	571,388
NiSource, Inc.	55,404	1,164,038
PG&E Corp.	84,468	4,638,138
Public Service Enterprise Group, Inc.	89,077	3,678,880
SCANA Corp. (a)	25,331	1,594,586
Sempra Energy	43,670	4,137,733
TECO Energy, Inc.	41,025	1,112,598
Vectren Corp.	14,502	606,764
WEC Energy Group, Inc.	55,707	3,076,698
		40,900,044
Water Utilities - 0.2%
American Water Works Co., Inc.	31,794	2,063,749
Aqua America, Inc.	31,793	1,002,433
		3,066,182

TOTAL UTILITIES		112,817,158

TOTAL COMMON STOCKS
(Cost $1,713,937,391)		1,645,011,854
	Principal Amount	Value

U.S. Treasury Obligations - 0.1%
U.S. Treasury Bills, yield at date of purchase 0.2% 2/4/16 (c)
(Cost $1,499,974)	1,500,000	1,499,978
	Shares	Value

Money Market Funds - 3.1%
Fidelity Cash Central Fund, 0.38% (d)	16,246,285	$16,246,285
Fidelity Securities Lending Cash Central Fund, 0.42% (d)(e)	35,110,262	35,110,262
TOTAL MONEY MARKET FUNDS
(Cost $51,356,547)		51,356,547
TOTAL INVESTMENT PORTFOLIO - 103.4%
(Cost $1,766,793,912)		1,697,868,379
NET OTHER ASSETS (LIABILITIES) - (3.4)%		(55,821,597)
NET ASSETS - 100%		$1,642,046,782

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
34 CME E-mini S&P 500 Index Contracts (United States)	March 2016	3,281,170	$43,875
3 CME S&P 500 Index Contracts (United States)	March 2016	1,447,575	49,470
TOTAL FUTURES CONTRACTS			$93,345

The face value of futures purchased as a percentage of Net Assets is 0.3%

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $1,021,985.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$17,736
Fidelity Securities Lending Cash Central Fund	264,040
Total	$281,776

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$84,014,393	$84,014,393	$--	$--
Consumer Staples	123,429,131	123,429,131	--	--
Energy	206,403,051	206,403,051	--	--
Financials	477,822,775	477,822,775	--	--
Health Care	198,443,592	198,443,592	--	--
Industrials	168,292,592	168,292,592	--	--
Information Technology	188,258,196	188,258,196	--	--
Materials	40,210,323	40,210,323	--	--
Telecommunication Services	45,320,643	45,320,643	--	--
Utilities	112,817,158	112,817,158	--	--
U.S. Government and Government Agency Obligations	1,499,978	--	1,499,978	--
Money Market Funds	51,356,547	51,356,547	--	--
Total Investments in Securities:	$1,697,868,379	$1,696,368,401	$1,499,978	$--
Derivative Instruments:
Assets
Futures Contracts	$93,345	$93,345	$--	$--
Total Assets	$93,345	$93,345	$--	$--
Total Derivative Instruments:	$93,345	$93,345	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of January 31, 2016. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$93,345	$0
Total Equity Risk	93,345	0
Total Value of Derivatives	$93,345	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		January 31, 2016
Assets
Investment in securities, at value (including securities loaned of $35,337,056) — See accompanying schedule: Unaffiliated issuers (cost $1,715,437,365)	$1,646,511,832
Fidelity Central Funds (cost $51,356,547)	51,356,547
Total Investments (cost $1,766,793,912)		$1,697,868,379
Receivable for investments sold		282,297
Receivable for fund shares sold		1,990,551
Dividends receivable		2,526,307
Distributions receivable from Fidelity Central Funds		26,322
Receivable for daily variation margin for derivative instruments		523,968
Total assets		1,703,217,824
Liabilities
Payable for investments purchased	$19,562,988
Payable for fund shares redeemed	6,398,896
Accrued management fee	67,570
Other affiliated payables	31,326
Collateral on securities loaned, at value	35,110,262
Total liabilities		61,171,042
Net Assets		$1,642,046,782
Net Assets consist of:
Paid in capital		$1,709,795,007
Undistributed net investment income		2,211,596
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,127,624)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(68,832,197)
Net Assets		$1,642,046,782
Series 1000 Value Index:
Net Asset Value, offering price and redemption price per share ($759,884,528 ÷ 78,532,658 shares)		$9.68
Class F:
Net Asset Value, offering price and redemption price per share ($882,162,254 ÷ 91,166,155 shares)		$9.68

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended January 31, 2016
Investment Income
Dividends		$44,175,148
Interest		3,001
Income from Fidelity Central Funds		281,776
Total income		44,459,925
Expenses
Management fee	$905,277
Transfer agent fees	425,273
Independent trustees' compensation	7,474
Interest	685
Miscellaneous	2,628
Total expenses before reductions	1,341,337
Expense reductions	(130)	1,341,207
Net investment income (loss)		43,118,718
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	61,488,191
Foreign currency transactions	(8,491)
Futures contracts	(550,888)
Total net realized gain (loss)		60,928,812
Change in net unrealized appreciation (depreciation) on: Investment securities	(188,768,279)
Assets and liabilities in foreign currencies	(9)
Futures contracts	263,505
Total change in net unrealized appreciation (depreciation)		(188,504,783)
Net gain (loss)		(127,575,971)
Net increase (decrease) in net assets resulting from operations		$(84,457,253)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended January 31, 2016	Year ended January 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$43,118,718	$39,864,829
Net realized gain (loss)	60,928,812	38,163,187
Change in net unrealized appreciation (depreciation)	(188,504,783)	135,762,791
Net increase (decrease) in net assets resulting from operations	(84,457,253)	213,790,807
Distributions to shareholders from net investment income	(42,560,163)	(39,887,202)
Distributions to shareholders from net realized gain	(70,518,479)	(29,655,828)
Total distributions	(113,078,642)	(69,543,030)
Share transactions - net increase (decrease)	43,085,220	(3,315,073)
Total increase (decrease) in net assets	(154,450,675)	140,932,704
Net Assets
Beginning of period	1,796,497,457	1,655,564,753
End of period (including undistributed net investment income of $2,211,596 and undistributed net investment income of $1,770,668, respectively)	$1,642,046,782	$1,796,497,457

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Series 1000 Value Index Fund

Years ended January 31,	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$10.89	$10.01	$10.00
Income from Investment Operations
Net investment income (loss)B	.26	.24	.04
Net realized and unrealized gain (loss)	(.78)	1.06	.01
Total from investment operations	(.52)	1.30	.05
Distributions from net investment income	(.26)	(.24)	(.04)
Distributions from net realized gain	(.43)	(.18)	–
Total distributions	(.69)	(.42)	(.04)
Net asset value, end of period	$9.68	$10.89	$10.01
Total ReturnC,D	(4.98)%	12.86%	.44%
Ratios to Average Net AssetsE,F
Expenses before reductions	.10%	.10%	.10%G
Expenses net of fee waivers, if any	.10%	.10%	.10%G
Expenses net of all reductions	.10%	.10%	.10%G
Net investment income (loss)	2.35%	2.18%	1.91%G
Supplemental Data
Net assets, end of period (000 omitted)	$759,885	$852,575	$832,317
Portfolio turnover rateH	20%	16%	2%I

 A For the period November 7, 2013 (commencement of operations) to January 31, 2014.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Series 1000 Value Index Fund Class F

Years ended January 31,	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$10.89	$10.01	$10.00
Income from Investment Operations
Net investment income (loss)B	.26	.25	.04
Net realized and unrealized gain (loss)	(.77)	1.06	.01
Total from investment operations	(.51)	1.31	.05
Distributions from net investment income	(.27)	(.25)	(.04)
Distributions from net realized gain	(.43)	(.18)	–
Total distributions	(.70)	(.43)	(.04)
Net asset value, end of period	$9.68	$10.89	$10.01
Total ReturnC,D	(4.92)%	12.91%	.44%
Ratios to Average Net AssetsE,F
Expenses before reductions	.05%	.05%	.05%G
Expenses net of fee waivers, if any	.05%	.05%	.05%G
Expenses net of all reductions	.05%	.05%	.05%G
Net investment income (loss)	2.40%	2.23%	1.95%G
Supplemental Data
Net assets, end of period (000 omitted)	$882,162	$943,923	$823,248
Portfolio turnover rateH	20%	16%	2%I

 A For the period November 7, 2013 (commencement of operations) to January 31, 2014.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended January 31, 2016

1. Organization.

Fidelity Series 1000 Value Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Series 1000 Value Index and Class F shares, each of which, has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the FMR Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of January 31, 2016, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, market discount and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$134,911,280
Gross unrealized depreciation	(207,116,515)
Net unrealized appreciation (depreciation) on securities	$(72,205,235)
Tax Cost	$1,770,073,614

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$2,208,758
Undistributed long-term capital gain	$3,363,836
Net unrealized appreciation (depreciation) on securities and other investments	$(72,205,244)

The Fund intends to elect to defer to its next fiscal year $1,115,574 of capital losses recognized during the period November 1, 2015 to January 31, 2016.

The tax character of distributions paid was as follows:

	January 31, 2016	January 31, 2015
Ordinary Income	$50,208,892	$ 67,751,025
Long-term Capital Gains	62,869,750	1,792,005
Total	$113,078,642	$ 69,543,030

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $(550,888) and a change in net unrealized appreciation (depreciation) of $263,505 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $357,176,601 and $355,569,481, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .05% of the Fund's average net assets. Under the management contract, the investment adviser pays all other fund-level expenses, except the compensation of the independent Trustees and certain other expenses such as transfer agent and interest expense, including commitment fees.

In addition, under the expense contract, the investment adviser pays class-level expenses for Series 1000 Value Index so that the total expenses do not exceed .10%, expressed as a percentage of class average net assets, with certain exceptions such as interest expense, including commitment fees.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives transfer agent fees at an annual rate of .075% of average net assets for Series 1000 Value Index. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Under the expense contract, Series 1000 Value Index pays a portion of the transfer agent fees at an annual rate of .05% of average net assets.

For the period, transfer agent fees for each applicable class were as follows:

Amount

Series 1000 Value Index	$425,273

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$12,782,500.48%		$685

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,628 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $264,040.

9. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's management fee by $130.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended January 31,	2016	2015
From net investment income
Series 1000 Value Index	$19,471,516	$18,742,313
Class F	23,088,647	21,144,889
Total	$42,560,163	$39,887,202
From net realized gain
Series 1000 Value Index	$32,779,436	$14,061,578
Class F	37,739,043	15,594,250
Total	$70,518,479	$29,655,828

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
Years ended January 31,	2016	2015	2016	2015
Series 1000 Value Index
Shares sold	7,301,115	6,729,608	$79,709,449	$73,783,186
Reinvestment of distributions	5,184,647	2,891,583	52,250,952	32,803,891
Shares redeemed	(12,239,162)	(14,459,835)	(133,021,064)	(159,158,000)
Net increase (decrease)	246,600	(4,838,644)	$(1,060,663)	$(52,570,923)
Class F
Shares sold	13,091,142	15,655,400	$141,800,430	$172,057,777
Reinvestment of distributions	6,037,012	3,237,478	60,827,690	36,739,139
Shares redeemed	(14,619,166)	(14,446,000)	(158,482,237)	(159,541,066)
Net increase (decrease)	4,508,988	4,446,878	$44,145,883	$49,255,850

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment advisor or its affiliates were the owners of record of all of the outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Series 1000 Value Index Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Series 1000 Value Index Fund (the Fund), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of January 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from November 7, 2013 (commencement of operations) to January 31, 2014. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2016, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Series 1000 Value Index Fund as of January 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from November 7, 2013 (commencement of operations) to January 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
March 18, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Elizabeth S. Acton, John Engler, and Geoffrey A. von Kuhn, each of the Trustees oversees 239 funds. Ms. Acton and Mr. Engler each oversees 234 funds. Mr. von Kuhn oversees 163 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 for Fidelity® Series 1000 Value Index Fund, or 1-800-835-5092 for Class F.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income, sector and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as President (2013-present) and Chief Executive Officer (2014-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present), Chairman and Director of FMR (investment adviser firm, 2011-present), and the Vice Chairman and Director (2007-present) of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Geoffrey A. von Kuhn (1951)

Year of Election or Appointment: 2015

Trustee

Mr. von Kuhn also serves as Trustee or Member of the Advisory Board of other Fidelity funds. Mr. von Kuhn is Chief Administrative Officer for FMR LLC (diversified financial services company, 2013-present), a Director of Pembroke Real Estate, Inc. (2009-present), and a Director of Discovery Natural Resources LLC (2012-present). Previously, Mr. von Kuhn was a managing director of Crosby Group (private wealth management company, 2007-2013), a member of the management committee and senior executive in the Wealth Management Group of AmSouth Bank (2001-2006), and head of the U.S. private bank at Citigroup (2000-2001).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. He serves as president of the Business Roundtable (2011-present), and on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland and Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present), AGL Resources, Inc. (holding company, 2002-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008) and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (1940)

Year of Election or Appointment: 2007

Trustee

Mr. Keyes also serves as Trustee of other Fidelity® funds. Mr. Keyes serves as a member of the Board and Non-Executive Chairman of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, since 2002). Previously, Mr. Keyes served as a member of the Board of Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-2013). Prior to his retirement, Mr. Keyes served as Chairman (1993-2002) and Chief Executive Officer (1988-2002) of Johnson Controls (automotive, building, and energy) and as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of other Fidelity® funds (2008-2009).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2009

Assistant Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Michael H. Whitaker (1967)

Year of Election or Appointment: 2008

Chief Compliance Officer

Mr. Whitaker also serves as Chief Compliance Officer of other funds. Mr. Whitaker also serves as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2014-present), FMR (investment adviser firm, 2014-present), and Fidelity Investments Money Management, Inc. (investment adviser firm, 2014-present) and is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Derek L. Young (1964)

Year of Election or Appointment: 2009

Vice President of Fidelity's Asset Allocation Funds

Mr. Young also serves as an officer of other funds. He is a Director of Strategic Advisers, Inc. (investment adviser firm, 2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of FIAM LLC (investment adviser firm, 2011-present). Previously, Mr. Young served as Trustee of certain funds (2012-2015), President of Strategic Advisers, Inc. (2011-2015), Chief Investment Officer of GAA (2009-2011), and as a portfolio manager.

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2015 to January 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value August 1, 2015	Ending Account Value January 31, 2016	Expenses Paid During Period-B August 1, 2015 to January 31, 2016
Series 1000 Value Index	.10%
Actual		$1,000.00	$913.70	$.48
Hypothetical-C		$1,000.00	$1,024.70	$.51
Class F	.05%
Actual		$1,000.00	$914.20	$.24
Hypothetical-C		$1,000.00	$1,024.95	$.26

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Series 1000 Value Index Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Series 1000 Value Index	03/14/16	03/11/16	$0.015	$0.020
Class F	03/14/16	03/11/16	$0.015	$0.020

The fund hereby designates as a capital gain dividend with respect to the taxable year ended January 31, 2016, $57,933,892, or, if subsequently determined to be different, the net capital gain of such year.

Series 1000 Value Index designates 99% and 79%; Class F designates 93% and 78% of the dividends distributed in March and December 2015 respectively, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Series 1000 Value Index designates 93% and 82%; Class F designates 87% and 81% of the dividends distributed in March and December as indicated in the Qualified Dividend memo distributed by the Tax department, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series 1000 Value Index Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund, including the fund's sub-advisory agreement with Geode Capital Management, LLC (Geode). The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity and Geode, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups and with representatives of Geode. The Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's and Geode's investment staff, including their size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. Additionally, in its deliberations, the Board considered Fidelity's and Geode's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against the securities market index the fund seeks to track. The Board also periodically considers the fund's tracking error versus its benchmark index. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that an index fund's performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to a fund's benchmark index, over appropriate time periods, taking into account relevant factors including the following: general market conditions; the characteristics of the fund's benchmark index; the extent to which statistical sampling is employed; any securities lending revenues; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis (after fees and expenses) over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and its benchmark index for the most recent one-year period.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board. Because the vast majority of competitor funds' management fees do not cover non-management expenses, for a more meaningful comparison of management fees, the fund is compared on the basis of a hypothetical "net management fee," which is derived by subtracting payments made by FMR for "fund-level" non-management expenses (including pricing and bookkeeping fees and fees paid to non-affiliated custodians) from the fund's management fee. In this regard, the Board considered that net management fees can vary from year to year because of differences in "fund-level" non-management expenses. The Board noted that, although FMR does not pay transfer agent fees or other "class-level" expenses under the fund's management contract, such expenses may be paid by FMR pursuant to expense limitation arrangements in effect for the fund and, as a result, are also subtracted from the management fee for purposes of calculating the hypothetical "net management fee." The Board considered that "fund-level" non-management expenses and "class-level" expenses paid by FMR may exceed the fund's management fee and result in a negative net management fee.

Fidelity Series 1000 Value Index Fund

The Board noted that the fund's hypothetical net management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board noted that a hypothetical net management fee is truly a hypothetical number derived for purposes of providing a more meaningful competitive comparison and a negative net management fee is not intended to suggest that Fidelity pays the fund to manage the fund's assets.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's hypothetical net management fee rate as well as the fund's gross management fee. The Board also considered other "fund-level" expenses, such as pricing and bookkeeping fees and custodial, legal, and audit fees. The Board also considered other "class-level" expenses, such as transfer agent fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board considered the total expense ratio of the fund, after the effect of the contractual expense cap arrangements discussed below. The Board noted that the total expense ratio of each class ranked below its competitive median for 2014.

The Board considered that current contractual arrangements for the fund oblige FMR to pay all "class-level" expenses of the retail class of the fund to the extent necessary to limit total expenses, with certain exceptions, to 0.10%. This contractual arrangement may not be increased without the approval of the Board.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's voluntary waiver of its fees to maintain minimum yields for certain money market funds and classes as well as contractual waivers in place for certain funds; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) Fidelity's long-term expectations for its offerings in the workplace investing channel; (ix) new developments in the retail and institutional marketplaces; and (x) the impact of money market reform on Fidelity's money market funds. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Proxy Voting Results

A special meeting of shareholders was held on May 12, 2015. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.
	# of Votes	% of Votes
Elizabeth S. Acton
Affirmative	61,921,649,981.98	98.179
Withheld	1,149,130,950.43	1.821
TOTAL	63,070,780,932.41	100.000
John Engler
Affirmative	61,778,440,926.44	97.951
Withheld	1,292,340,005.97	2.049
TOTAL	63,070,780,932.41	100.000
Albert R. Gamper, Jr.
Affirmative	61,805,239,593.17	97.994
Withheld	1,265,541,339.24	2.006
TOTAL	63,070,780,932.41	100.000
Robert F. Gartland
Affirmative	61,909,060,793.30	98.159
Withheld	1,161,720,139.11	1.841
TOTAL	63,070,780,932.41	100.000
Abigail P. Johnson
Affirmative	61,831,426,646.33	98.035
Withheld	1,239,354,286.08	1.965
TOTAL	63,070,780,932.41	100.000
Arthur E. Johnson
Affirmative	61,826,257,235.03	98.027
Withheld	1,244,523,697.38	1.973
TOTAL	63,070,780,932.41	100.000
Michael E. Kenneally
Affirmative	61,910,447,307.24	98.161
Withheld	1,160,333,625.17	1.839
TOTAL	63,070,780,932.41	100.000
James H. Keyes
Affirmative	61,814,922,622.56	98.009
Withheld	1,255,858,309.85	1.991
TOTAL	63,070,780,932.41	100.000
Marie L. Knowles
Affirmative	61,835,805,142.42	98.042
Withheld	1,234,975,789.99	1.958
TOTAL	63,070,780,932.41	100.000
Geoffrey A. von Kuhn
Affirmative	61,865,213,834.84	98.089
Withheld	1,205,567,097.57	1.911
TOTAL	63,070,780,932.41	100.000
Proposal 1 reflects trust wide proposal and voting results.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

XS6-ANN-0316
1.967963.102

Item 2.

Code of Ethics

As of the end of the period, January 31, 2016, Fidelity Salem Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Elizabeth S. Acton is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Ms. Acton is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Series 1000 Value Index Fund and Fidelity Tax-Free Bond Fund (the “Funds”):

Services Billed by Deloitte Entities

January 31, 2016 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Series 1000 Value Index Fund	$52,000	$-	$6,400	$1,000
Fidelity Tax-Free Bond Fund	$44,000	$-	$5,200	$1,200

January 31, 2015 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Series 1000 Value Index Fund	$50,000	$-	$6,100	$1,000
Fidelity Tax-Free Bond Fund	$39,000	$-	$5,000	$1,200

A Amounts may reflect rounding.

The following table presents fees billed by Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company (“FMR”) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

Services Billed by Deloitte Entities

	January 31, 2016A	January 31, 2015A
Audit-Related Fees	$-	$-
Tax Fees	$10,000	$-
All Other Fees	$-	$650,000

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	January 31, 2016 A	January 31, 2015 A
Deloitte Entities	$60,000	$1,815,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in its audit of the Funds, taking into account representations from Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds’ last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Salem Street Trust

By:	/s/Stephanie J. Dorsey
Stephanie J. Dorsey
President and Treasurer

Date:	March 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stephanie J. Dorsey
Stephanie J. Dorsey
President and Treasurer

Date:	March 28, 2016

By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	March 28, 2016